As filed with the Securities and Exchange Commission on May 12, 2005
Securities Act File No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.
Post-Effective Amendment No.
PATRIOT CAPITAL FUNDING, INC.
(Exact name of registrant as specified in charter)
61 Wilton Road, 2nd Floor
Westport, CT 06880
(Address of principal executive offices)
Registrant’s telephone number, including area code:
(203) 227-7778
Richard P. Buckanavage
Chief Executive Officer
Patriot Capital Funding, Inc.
61 Wilton Road, Second Floor
Westport, CT 06880
(Name and address of agent for service)

COPIES TO:

Steven B. Boehm, Esq. Cynthia M. Krus, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004	Paul K. Risko, Esq. Sidley Austin Brown & Wood LLP 787 Seventh Avenue New York, NY 10019
      Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

      If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.     ☐
      It is proposed that this filing will become effective (check appropriate box):
      ☐ when declared effective pursuant to section 8(c).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

	Proposed Maximum
Title of Securities	Aggregate Offering	Amount of
Being Registered	Price(1)	Registration Fee(1)

Common Stock, $0.01 par value per share	$135,000,000	$15,889.50

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 11, 2005
PRELIMINARY PROSPECTUS
                                    Shares
Patriot Capital Funding, Inc.
Common Stock

     We are offering                   shares of our common stock and the selling stockholder named in this prospectus is offering                   shares of our common stock. We will not receive any of the proceeds from the shares sold by the selling stockholder. This is our initial public offering and no public market currently exists for our shares. It is anticipated that the initial public offering price will be between $         and $          per share. We have applied to have our common stock approved for quotation on The Nasdaq National Market under the symbol “PCAP.”
     We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financing.
     Our investment objective is to generate both current cash income and capital appreciation. Prior to the completion of this offering, we will be an internally managed closed-end, non-diversified investment company that has elected to be treated as a business development company under the Investment Company Act of 1940.
     The underwriters will reserve up to                    shares for sale at the public offering price to our directors, officers and employees, and certain other persons associated with us.
     Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering.
     This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by contacting us at 61 Wilton Road, Second Floor, Westport, Connecticut 06880 or by telephone at (203) 227-7778 or on our website at www.pat-cap.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Investing in our common stock involves risks, including the risk of leverage.
See “Risk Factors” beginning on page 10.

	Per Share	Total

Public offering price	$	$
Underwriting discounts and commissions (sales load)	$	$
Proceeds, before expenses, to us(1)	$	$
Proceeds, before expenses, to the selling stockholder	$	$

(1)	We estimate that we will incur approximately $ in offering expenses in connection with this offering.
     We and the selling stockholder have granted the underwriters a 30-day option to purchase up to an additional                    and                   shares, respectively, of our common stock at the public offering price, less the underwriting discounts and commissions (sales load). If the over-allotment option is exercised in full, the total public offering price to us and the selling stockholder would be $         and $         , respectively, and the total underwriting discounts and commissions (sales load) payable by us and the selling stockholder would be $         and $         , respectively. The proceeds to us and the selling stockholder would be $         and $         , respectively, before deducting expenses payable by us and the selling stockholder.
     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
     The underwriters expect to deliver the shares on or about                   , 2005.

A.G. EDWARDS

JEFFERIES & COMPANY, INC.

PIPER JAFFRAY
HARRIS NESBITT
The date of this prospectus is                  , 2005.

     You should rely only on the information contained in this prospectus. Neither we, the selling stockholder nor the underwriters have authorized any other person to provide you with different information from that contained in this prospectus. The information contained in this prospectus is complete and accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or sale of our common stock.

PROSPECTUS SUMMARY
      This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read the entire prospectus carefully, including “Risk Factors.”
      Since we commenced investment operations in 2003, our business has been conducted through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. On                     , 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc. Unless otherwise noted, the terms “we,” “us,” “our” and “Patriot” refer to Patriot Capital Funding, Inc. and Wilton Funding, LLC prior to the merger, and Patriot Capital Funding, Inc. on and after the merger. “The Compass Group” refers to Compass Group Investments, Inc. and its affiliates, unless otherwise noted.
Overview
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies with annual revenues from $10 million to $100 million that operate in diverse industry sectors. Since we commenced investment operations in 2003, we have originated $114.6 million of investments (which includes $20.0 million of unfunded commitments and $6.0 million of commitments we closed and subsequently arranged to have financed by replacement lenders) primarily in transactions initiated by private equity sponsors. Our investments are principally in the form of senior secured loans, junior secured loans and subordinated debt investments, which may include an equity component. We also offer a financial product that we refer to as “one-stop” financing, which typically includes a revolving line of credit, one or more term loans and a subordinated debt investment.
      Our investment objective is to generate both current cash income and capital appreciation. We seek to meet this objective by:

•	Delivering a comprehensive suite of customized financing solutions in a responsive and efficient manner. Our goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Our ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. We believe our ability to provide a comprehensive suite of customized financing solutions sets us apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalizing on our strong private equity sponsor relationships. We are committed to establishing, building and maintaining our private equity sponsor relationships. We believe that our relationships with private equity sponsors provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide our portfolio companies with significant benefits, including strategic guidance, an additional potential source of capital and operational expertise. We have assembled a management team that has developed an extensive network of private equity sponsor relationships in our target market over the last 15 years.

•	Employing disciplined underwriting policies and maintaining rigorous portfolio monitoring. We have developed and implemented an extensive investment underwriting and monitoring process. We believe that our continued adherence to this disciplined process will permit us to continue to generate a stable and diversified revenue stream of current income from our debt investments and provide us with the ability to make distributions to our stockholders.
      As of December 31, 2004, we had debt investments in nine portfolio companies with an aggregate fair value of $67.2 million and aggregate unused lending commitments of $19.0 million to three portfolio companies. For the year ended December 31, 2004, the weighted average yield on all of our outstanding debt investments was approximately 12.6%. In addition, as of December 31, 2004, we held warrants to purchase shares of common stock in five of our portfolio companies with a fair value of $431,828.
      The following table summarizes our investments in portfolio companies as of December 31, 2004:

		Cost of	Fair Value of
Company	Principal Business	Investment	Investment

Agent Media Corporation	Publisher of insurance industry periodicals	$3,931,608	$3,926,308	(1)
Allied Defense Group, Inc.	Diversified defense company	2,056,128	2,056,128
Copperhead Chemical Company	Manufacturer of bulk pharmaceuticals	4,517,482	4,517,482
Dover Saddlery, Inc.	Equestrian products catalog retailer	3,681,328	3,681,328
Encore Legal Solutions Inc.	Legal document management services	17,723,698	17,723,698
Interstate Highway Sign Corporation	Manufacturer of highway and roadway signs	7,925,721	7,060,000	(2)
L.A. Spas, Inc.	Manufacturer of above ground spas	6,545,507	6,540,507	(3)
Prince Mineral Company, Inc.	Manufacturer of pigments	8,565,500	8,565,500
R-O-M Corporation	Manufacturer of doors, ramps and bulkheads for fire trucks and food transportation	13,606,800	13,606,800

Total investments		$68,553,772	$67,677,751

(1)	Reflects unrealized depreciation of $5,300 on our warrants to purchase common stock of the portfolio company.

(2)	Reflects unrealized depreciation of $59,932 on warrants to purchase common stock of the portfolio company as well as unrealized depreciation of $805,789 on our senior subordinated debt investment.

(3)	Reflects unrealized depreciation of $5,000 on our warrants to purchase common stock of the portfolio company.
     Subsequent to December 31, 2004, the following events occurred relating to our investment portfolio:

•	On February 28, 2005, Interstate Highway Sign Corporation made a prepayment of $500,000 on the senior secured term loan that we previously provided it.

•	On March 18, 2005, we made a $4.9 million senior subordinated debt investment in Prince Mineral Company, Inc., an existing portfolio company, in connection with its acquisition of American Minerals, Inc.

•	On May 6, 2005, we completed a $14.0 million “one-stop” financing for Borga, Inc., which consisted of a $1.0 million senior secured revolving line of credit and $13.0 million of senior secured term loans. Borga, Inc. is a manufacturer of pre-fabricated metal building systems and components for the agricultural, commercial and industrial markets.
      We were founded in November 2002 by certain members of our management and The Compass Group, a private investment firm providing capital to middle market companies. We were capitalized by The Compass Group, which provided us with $30.1 million of equity capital, a $400,000 demand note and a $2.0 million secured revolving line of credit through an affiliated entity, and by a lender who provided us with a line of credit under which we have the ability to borrow up to $120.0 million.

      Prior to the completion of this offering, we will be an internally managed, non-diversified closed-end investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. See “Regulation.” We intend to elect, effective as of August 1, 2005, to be treated for federal income tax purposes as a regulated investment company, or “RIC” under Subchapter M of the Internal Revenue Code, or “Code.” See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.
      Our principal executive offices are located at 61 Wilton Road, Second Floor, Westport, Connecticut 06880 and our telephone number is (203) 227-7778. We maintain a website on the Internet at www.pat-cap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

The Offering

Common Stock Offered by Us	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters will reserve up to shares of common stock for sale to our directors, officers and employees, and certain other persons associated with us.

Common Stock Offered by the Selling Stockholder	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Common Stock to be Outstanding after this Offering	shares, excluding shares of common stock issuable pursuant to the over-allotment option granted by us and the selling stockholder to the underwriters.

Use of Proceeds	Our net proceeds from this offering will be approximately $ million. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholder. We will use $ million of the net proceeds to repay all outstanding borrowings under our $120.0 million credit agreement and to pay a $3.0 million prepayment penalty that we will incur in connection with such repayment. We will then terminate such agreement. We will also use $ of the net proceeds to pay certain accrued consulting fees incurred by us to an entity affiliated with Compass Group Investments, Inc. We intend to use the remaining net proceeds from this offering to make investments in small- to mid-sized companies in accordance with our investment objective and strategies described in this prospectus. Pending such use, we will invest the net proceeds primarily in cash, cash equivalents and government securities and other high-quality debt instruments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Distributions	We intend to pay quarterly dividends to our stockholders. Our quarterly dividends, if any, will be determined by our board of directors.

Taxation	We intend to elect, effective as of August 1, 2005, to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions.”

Dividend Reinvestment Plan	We will adopt a dividend reinvestment plan for our stockholders. The dividend reinvestment plan will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock generally will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Leverage	We borrow funds to make investments. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” Upon the filing of our election to be regulated as a business development company under the 1940 Act, we will only generally be allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market conditions and other factors at the time of any proposed borrowing.

Proposed Nasdaq National Market Symbol	“PCAP”

Trading	Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value. The possibility that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

Anti-takeover Provisions	Our restated certificate of incorporation and restated bylaws (each of which will be effective immediately prior to the completion of this offering), as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See “Description of Our Securities.”

Risk Factors	See “Risk Factors” beginning on page 10 and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in shares of our common stock.

Available Information	After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the “SEC.” This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov. You may obtain information on the operation of the public reference room by calling the SEC at 1-800-SEC-0330.

FEES AND EXPENSES
      The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you,” “us” or “Patriot,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in us.

Stockholder Transaction Expenses:
Sales load (as a percentage of offering price)%		(1)
Offering expenses borne by us (as a percentage of offering price)%		(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)%

Annual Expenses (as a percentage of net assets attributable to common stock)
Operating expenses	10.1%	(4)
Interest payments on borrowed funds	5.5%	(5)

Total annual expenses	15.6%	(6)

(1)	The underwriting discounts and commissions with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.

(2)	Amount reflects estimated offering expenses of approximately $ . This includes a one-time advisory fee that we have agreed to pay to A.G. Edwards & Sons, Inc. equal to % of the gross proceeds that we receive in the offering, or $ in the aggregate, not to exceed $ if the underwriters exercise their over-allotment option.

(3)	The expenses of administering our dividend reinvestment plan are included in operating expenses.

(4)	Operating expenses are based on operating expenses for the year ended December 31, 2004 excluding interest payments on borrowed funds.

(5)	Interest payments on borrowed funds are based on interest payments on borrowed funds for the year ended December 31, 2004. For the year ended December 31, 2004, the weighted average interest rate on our borrowings was 11.0%, including amortization of debt issuance costs.

(6)	The total annual expenses are the sum of operating expenses and interest payments on borrowed funds. “Total annual expenses” as a percentage of net assets attributable to common stock are higher than the total annual expenses percentage would be for a company that is not leveraged. We borrow money to leverage our net assets and increase our total assets. The SEC requires that “Total annual expenses” percentage be calculated as a percentage of net assets, rather than the total assets, which includes assets that have been funded with borrowed money. If the “Total annual expenses” percentage were calculated instead as a percentage of total assets, our “Total annual expenses” would be 5.9% of total assets.

Example
      The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of           % (the underwriting discounts and commissions to be paid by us with respect to common stock sold by us in this offering).

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$
      While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
      This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED COMBINED FINANCIAL AND OTHER DATA
      The selected combined financial and other data below reflects the combined operations of Patriot Capital Funding, Inc. and Wilton Funding, LLC prior to the merger. See “Reorganization; Business Development Company and Regulated Investment Company Elections.” You should read this selected combined financial and other data in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the combined financial statements and notes thereto. The selected combined financial data for the fiscal years ended December 31, 2004 and 2003 have been derived from our combined financial statements that have been audited by Grant Thornton LLP, an independent registered public accounting firm. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” on page 29 and “Senior Securities” on page 37.

	Year Ended December 31,

	2004	2003

Income Statement Data:
Investment income:
Interest income	$4,616,665	$253,755
Fees	241,870	5,274

Total investment income	4,858,535	259,029

Expenses:
Salaries and benefits	1,326,576	835,600
Consulting fees(1)	1,000,000	916,666
Interest(2)	1,489,198	201,331
Professional fees	192,938	290,822
General and administrative	243,008	164,032

Total expenses	4,251,720	2,408,451

Net investment income (loss)	606,815	(2,149,422)
Net unrealized depreciation on investments	(876,021)	—

Net loss	$(269,206)	$(2,149,422)

Balance Sheet Data:
Total investments	$65,603,830	$28,687,831
Total assets	72,038,863	35,116,998
Total debt outstanding(3)	42,645,458	9,400,000
Stockholders’ equity	27,311,918	24,531,124
Other Data:
Weighted average yield on debt investments(4)	12.6%	11.2%
Number of portfolio companies	9	3
Number of employees	6	5

(1)	Prior to our election to be regulated as a business development company under the 1940 Act, we will terminate the consulting agreements pursuant to which we incurred these fees.

(2)	Our capital structure at December 31, 2004 reflected a higher percentage of leverage than will be permitted once we are a business development company. We will use a portion of the net proceeds of this offering to repay all of our outstanding indebtedness. After the offering, we will generally only be allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

(3)	See “Senior Securities” on page 37 for more information regarding our level of indebtedness.

(4)	Computed using actual interest income earned for the years ended December 31, 2004 and December 31, 2003, respectively, including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments.

SELECTED COMBINED QUARTERLY FINANCIAL DATA
      The selected combined quarterly financial information below reflects the combined operations of Patriot Capital Funding, Inc. and Wilton Funding, LLC prior to the merger. See “Reorganization; Business Development Company and Regulated Investment Company Elections.” This information was derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Three Months Ended

	Dec. 31,		Sept. 30,	June 30,	Mar. 31,
	2004		2004	2004	2004

	(Unaudited)
Income Statement Data:
Total investment income	$1,784,553		$1,197,839	$990,751	$885,392
Net investment income (loss)	(59,621	)(1)	408,503	191,236	66,697
Net unrealized depreciation on investments	(876,021)		—	—	—
Net income (loss)	(935,642)		408,503	191,236	66,697
Other Data:
Weighted average yield on debt investments(2)	13.3%		12.6%	12.2%	11.7%

(1)	During the fourth quarter of 2004, we provided for bonuses aggregating $535,000 to certain members of our senior management team.

(2)	Computed using annualized actual interest income earned for the applicable quarter, including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments.

	Three Months Ended

	Dec. 31,	Sept. 30,	June 30,	Mar. 31,
	2003	2003	2003	2003

	(Unaudited)
Income Statement Data:
Total investment income	$258,322	$294	$246	$167
Net investment loss	(460,557)	(518,419)	(564,246)	(606,200)
Net loss	(460,557)	(518,419)	(564,246)	(606,200)
Other Data:
Weighed average yield on debt investments(1)	11.2%	*	*	*

*	Because we did not fund our first investment until the fourth quarter of 2003, this information is not applicable.

(1)	Computed using annualized actual interest income earned for the applicable quarter, including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments.

RISK FACTORS
      Investing in our common stock involves a number of significant risks. We cannot assure you that we will achieve our investment objective. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risk and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.
Risks Relating to Our Business and Structure
We commenced investment operations in 2003 and, as a result, have a limited operating history.
      We commenced investment operations in 2003. As a result, we have limited financial information on which you can evaluate an investment in us or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.
We are dependent upon our key investment personnel for our future success.
      We depend on the diligence, skill and network of business contacts of the investment professionals we employ for the evaluation, negotiation, structuring and monitoring of our investments. Our future success will depend, to a significant extent, on the continued service and coordination of our senior management team, particularly, Richard P. Buckanavage, our chief executive officer, and Timothy W. Hassler, our chief operating officer and chief compliance officer. The departure of Mr. Buckanavage, Mr. Hassler, or any member of our senior management team could have a material adverse effect on our ability to achieve our investment objective.
Our management team has no experience managing a business development company.
      The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of “eligible portfolio companies” (as defined under the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our management team’s lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.
Our business model depends to a significant extent upon strong referral relationships with private equity sponsors, and our inability to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
      We expect that members of our management team will maintain their relationships with private equity sponsors, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our management team fails to maintain its existing relationships or develop new relationships with other sponsors or sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We operate in a highly competitive market for investment opportunities.
      We compete for investments with other business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than us. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company.
      We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we cannot assure you that we will continue to be able to identify and make investments that are consistent with our investment objective.
Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.
      Our business will require capital in addition to the proceeds of this offering. We may acquire additional capital from the following sources:
      Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common stockholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our stockholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

      Additional Common Stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.
      Securitization of Loans. In addition to issuing securities to raise capital, we may seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.
We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.
      To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.
      If we fail to qualify for RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
      For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.
      Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations — Taxation as a RIC.”
Because we intend to distribute substantially all of our income to our stockholders upon our election to be treated as a RIC, we will continue to need additional capital to finance our growth. If additional funds are unavailable or not available on favorable terms, our ability to grow will be impaired.
      In order to satisfy the requirements applicable to a RIC and to avoid payment of excise taxes, we intend to distribute to our stockholders substantially all of our ordinary income and capital gain net income except for certain net long-term capital gains recognized after we become a RIC, which we intend to retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders. As a business development company, we generally are required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all. In addition, as a business development company, we generally are not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new investment activities, and our net asset value could decline.
We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
      Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders. Lenders of these senior securities have fixed dollar claims on our assets that are superior to the claims of our common stockholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock dividend payments. Leverage is generally considered a speculative investment technique.

      At December 31, 2004, we had $42.6 million of outstanding indebtedness and a weighted average annual interest cost of 11.0% for the year ended December 31, 2004. In order for us to cover these annual interest payments on indebtedness, we must achieve annual returns on our assets of at least 4.1%.
      Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation represented in the historical line of the table, which is required by the SEC, is based upon our historical capital structure as of December 31, 2004, which reflects a higher percentage of leverage than will be permitted once we are a business development company. The calculation represented in the as-adjusted line is based upon our proposed operations as a business development company and RIC after this offering.
Assumed Return on Our Portfolio
(net of expenses)

	-10%		-5%		0%		5%		10%

Corresponding return to shareholder — historical(1)	-43.5%		-30.4%		-17.2%		-4.0%		9.2%
Corresponding return to shareholder — as-adjusted(2)		%		%		%		%		%

(1)	Assumes (i) $72.0 million in total assets at December 31, 2004, (ii) $42.6 million in debt outstanding at December 31, 2004, (iii) $27.3 million of stockholders’ equity at December 31, 2004 and (iv) average cost of funds of 11.0%, which was our weighted average borrowing cost for the year ended December 31, 2004.

(2)	Assumes (i) $ million in total assets, (ii) $ million in debt outstanding, (iii) $ million of stockholders’ equity and (iv) average cost of funds of %, which reflects the estimate of our weighted average borrowing cost immediately following the completion of this offering. This example reflects the impact of the estimated net proceeds from this offering of $ million. See “Capitalization.”
Changes in interest rates may affect our cost of capital and net investment income.
      Because we borrow to fund our investments, a portion of our income is dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts, subject to applicable legal requirements, including without limitation, all necessary registrations (or exemptions from registration) with the Commodity Futures Trading Commission. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to rely on outside parties with respect to the use of such financial instruments or develop such expertise internally.
A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.
      Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our board of directors. We will not be permitted to maintain a general reserve for anticipated losses. Instead, we will be required by the 1940 Act to specifically value each individual investment and record an unrealized loss for any asset we believe has decreased in value. Typically there is not a public market for the securities of the privately-held companies in which we have invested and will generally continue to invest. As a result, we value our investments in privately-held companies on a quarterly basis based on a determination of their fair value made in good faith and in accordance with the written guidelines established by our board of directors. The types of factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.
The lack of liquidity in our investments may adversely affect our business.
      We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.
We may experience fluctuations in our quarterly results.
      We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our financial condition and results of operations will depend on our ability to manage growth effectively.
      Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
      Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to financing on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the success of our business. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.
Our ability to enter into transactions with our affiliates will be restricted.
      We will be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person, or entering into joint transactions with such person, absent the prior approval of the SEC.
      After completion of this offering and assuming no exercise of the underwriters’ over-allotment option, Compass Group Investments, Inc. will indirectly own           % of the outstanding shares of our common stock. As a result, without the prior approval of our independent directors, we will be prohibited from buying or selling any security from or to Compass Group Investments, Inc. or any of its affiliates, or entering into joint transactions with Compass Group Investments, Inc. or any of its affiliates.
Changes in laws or regulations governing our operations may adversely affect our business.
      We and our portfolio companies are subject to local, state and federal laws and regulations. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.
Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
      Our board of directors has the authority to modify or waive our current operating policies and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.
Risks Related to Our Investments
Our investments in portfolio companies may be risky, and we could lose all or part of our investment.
      Investing in small- to mid-sized companies involves a number of significant risks. Among other things, these companies:

•	may have limited financial resources and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees that we may have obtained in connection with our investment;

•	may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers and directors may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	generally have less publicly available information about their businesses, operations and financial condition. We are required to rely on the ability of our management team and investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose all or part of our investment.

Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations under any of its debt instruments or by a downturn in the particular industry.
      Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries. At December 31, 2004, our two largest investments represented approximately 46.0% of our investments at fair value. During the year ended December 31, 2004, investment income from three portfolio companies accounted for 35.5%, 27.7% and 14.0% of our total investment income. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments are, and could continue to be, concentrated in relatively few industries. As a result, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also significantly impact the aggregate returns we realize.
Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
      We invest primarily in senior secured loans, junior secured loans and subordinated debt issued by small- to mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
      Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.
We may not control any of our portfolio companies.
      We may not control any of our portfolio companies, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests as debt investors.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.
      Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our debt investments during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our debt investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
Defaults by our portfolio companies will harm our operating results.
      A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt investments that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
      We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.
We may not realize gains from our equity investments.
      Certain debt investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.
If our primary investments are deemed not to be qualifying assets, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.
      In order to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets generally cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part focuses on whether a company has outstanding marginable securities.

      Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify under the relevant portion of the “eligible portfolio company” criteria.
      The SEC recently issued proposed rules which would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or association. If adopted, the effect of these rules would be to eliminate confusion regarding whether a private company that issued debt would qualify as an “eligible portfolio company.”
      Unless and until the proposed rules described above are adopted by the SEC, if there were a court ruling or regulatory decision that provided that a private company that has outstanding debt securities (none of which is listed on a national securities exchange or association), was not an eligible portfolio company, we could be precluded from investing in the manner described in this prospectus or deemed to be in violation of the 1940 Act.
Risks Relating to this Offering
There is a risk that you may not receive dividends or that our dividends may not grow over time.
      We intend to make distributions on a quarterly basis to our stockholders. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.
We will initially invest a portion of the net proceeds of this offering in high-quality short-term investments, which will generate lower rates of return than those expected from investments in accordance with our investment objective.
      We will initially invest a portion of the net proceeds of this offering in cash, cash equivalents, U.S. government securities and other high-quality short-term investments. These securities may earn yields substantially lower than the income that we anticipate receiving once these proceeds are fully invested in accordance with our investment objective.
Investing in our shares may involve an above average degree of risk.
      The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.
Investors in this offering will incur immediate dilution upon the closing of this offering.
      We expect the initial public offering price of our shares of common stock to be higher than the net asset value per share of our outstanding common stock. Accordingly, investors purchasing shares of common stock in this offering will pay a price per share that exceeds the net asset value per share after this offering.
Our principal stockholder will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control.
      Our principal stockholder, Compass Group Investments, Inc., will indirectly own           % of the outstanding shares of our common stock after completion of this offering, assuming no exercise of the underwriters’ over-allotment option. Additionally, prior to our election to be regulated as a business development company under the 1940 Act and the completion of this offering, I. Joseph Massoud will be named as the chairman of our board of directors and a member of the executive committee of our board of directors (which must unanimously approve all of our investments). Mr. Massoud is the founder and the managing partner of The Compass Group International LLC, the investment advisor to Compass Group Investments, Inc. As a result, Compass Group Investments, Inc. may be able to exert influence over our management and policies. Compass Group Investments, Inc. or its affiliates may acquire additional shares of our equity securities in the future. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.
The market price of our common stock may fluctuate significantly.
      The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.
Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.
      Prior to this offering, there has been no public market for our common stock. Consequently, the initial public offering price of our common stock was determined through negotiations among us, the underwriters and our principal stockholder, Compass Group Investments, Inc. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained.
      Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
      Upon consummation of this offering, we will have                      shares of common stock outstanding (or                      shares of common stock if the over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
Terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and our profitability.
      Terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or United States businesses. Such attacks or armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. Losses resulting from terrorist attacks are generally uninsurable.
Certain provisions of our restated certificate of incorporation and restated bylaws (each of which will be effective immediately prior to the completion of this offering) as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.
      Our restated certificate of incorporation and our restated bylaws (each of which will be effective immediately prior to the completion of this offering) as well as the Delaware General Corporation Law contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
      Some of the statements in this prospectus constitute forward-looking statements because they relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus may include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of the investments that we expect to make;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.
      In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. Other factors that could cause actual results to differ materially include:

•	changes in the economy;

•	risks associated with possible disruption in our operations or the economy generally due to terrorism; and

•	future changes in laws or regulations and conditions in our operating areas.
      We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

REORGANIZATION; BUSINESS DEVELOPMENT COMPANY AND
REGULATED INVESTMENT COMPANY ELECTIONS
Reorganization
      Since we commenced investment operations in 2003, our business has been conducted through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. has originated, arranged and serviced the investments made by Wilton Funding, LLC., which invested in debt instruments and warrants of U.S.-based companies. On                     , 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc.
      Prior to such merger, as a single member limited liability company, Wilton Funding, LLC had been disregarded as a separate entity for federal, state and local income tax purposes. Both prior to and following the merger, Patriot Capital Funding, Inc. has been taxed as a corporation under Subchapter C of the Code.
      We will also increase our total authorized number of shares of capital stock, make certain changes to our charter documents and effect a                     -for-one stock split prior to the completion of this offering.
Business Development Company and Regulated Investment Company Elections
      In connection with this offering, we will file an election to be regulated as a business development company under the 1940 Act. In addition, we intend to elect, effective on August 1, 2005, to be treated as a RIC under Subchapter M of the Code. Our election to be regulated as a business development company and our election to be treated as a RIC will have a significant impact on our future operations. Some of the most important effects of our election to be regulated as a business development company and our election to be treated as a RIC on our future operations are outlined below.

•	We will report our investments at market value or fair value with changes in value reported through our statement of operations.

In accordance with the requirements of Article 6 of Regulation S-X, we will report all of our investments, including debt investments, at market value or for investments that do not have a readily available market value, at their “fair value” as determined by our board of directors. Changes in these values will be reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

•	We generally will be required to pay income taxes only on the portion of our taxable income we do not distribute to stockholders (actually or constructively).

We intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of August 1, 2005. As a RIC, so long as we meet certain minimum distribution, source-of-income and asset diversification requirements, we generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute (actually or constructively) and certain built-in gains. Through July 31, 2005, we will be taxed as a corporation under Subchapter C of the Code. Accordingly, any capital gains we recognize prior to the effective date of our election to be taxed as a RIC will, when distributed to you, be taxed as ordinary income and not as capital gains, as would have been the case had we been taxed as a RIC as of the date of this offering. However, such distribution may qualify for taxation at reduced rates applicable to qualifying dividend income.

•	Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a business development company, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Prior to this offering, we used a higher percentage of leverage than will be permitted once we are a business development company. Our ability to continue to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test.

•	We intend to distribute substantially all of our income to our stockholders.

As a RIC, we intend to distribute to our stockholders substantially all of our income, except for certain net long-term capital gains. We intend to make deemed distributions to our stockholders of any retained net long-term capital gains. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Material U.S. Federal Income Tax Considerations.”

•	Adoption of 1940 Act Requirements Applicable to Business Development Companies.

As a business development company, we will be required to have a majority of directors who are not “interested” persons of us under the 1940 Act. Prior to the completion of this offering, our board of directors will be reconstituted so that it will have a majority of non-interested directors. In addition, prior to our election to be treated as a business development company, the newly constituted board of directors will take action to comply with the 1940 Act, including the adoption of a code of ethics, fidelity bond and custody arrangements.

USE OF PROCEEDS
      We estimate that the net proceeds we will receive from the sale of                      shares of our common stock in this offering will be approximately $           million, or approximately $           million if the underwriters fully exercise their over-allotment option, in each case assuming an initial public offering price of $           per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $ payable by us. We will not receive any proceeds from the sale of shares of our common stock by the selling stockholder.
      We will use $           million of the net proceeds to repay all outstanding borrowings under our $120.0 million credit agreement and to pay a $3.0 million prepayment penalty that we will incur in connection with such repayment. We will then terminate the credit agreement. The repayment of all outstanding borrowings under, and the termination of, the credit agreement will occur concurrently with the closing of this offering. As of May 9, 2005, the interest rate on the credit agreement was 10.0% and there was approximately $58.3 million outstanding under the credit agreement. In addition, we will use $          of the net proceeds to pay certain accrued consulting fees incurred by us to Kilgore Consulting CPM LLC, an entity affiliated with Compass Group Investments, Inc. See “Certain Relationships.”
      We intend to use the remaining net proceeds from this offering to make investments in small- to mid-sized companies in accordance with our investment objective and strategies described in this prospectus. We anticipate that we will be able to make such investments within six months of the completion of this offering, depending on the availability of investment opportunities that are consistent with our investment objective and strategies. We cannot assure you we will achieve our targeted investment pace. Pending such use, we will invest the net proceeds from this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Regulation — Temporary Investments.”

DISTRIBUTIONS
      We intend to distribute quarterly dividends to our stockholders following our election to be taxed as a RIC, which we intend will be effective as of August 1, 2005. Our quarterly dividends, if any, will be determined by our board of directors.
      To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. We currently intend to retain for investment some or all of our net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) and treat such amounts as deemed distributions to our stockholders. If we do this, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You also may be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material U.S. Federal Income Tax Considerations” for further information regarding the consequences of our retention of net capital gains. We may, in the future, make actual distributions to our stockholders of our net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation” and “Material U.S. Federal Income Tax Considerations.”
      We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION
      The following table sets forth our capitalization as of December 31, 2004:

•	on an actual basis; and

•	on a pro forma as adjusted basis to reflect (i) the sale by us of shares of common stock in this offering at an assumed initial public offering price of $ per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us; and (ii) the application of the estimated net proceeds that we expect to receive from our sale of common stock in this offering as described under “Use of Proceeds.”
      This table assumes no exercise of the underwriters’ over-allotment option of shares. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of December 31, 2004

		Pro Forma
	Actual	As Adjusted

Cash and cash equivalents	$2,491,477	$

Borrowings	$42,645,458

Equity:
Common stock, $0.01 par value per share; 200 shares authorized, 200 shares issued and outstanding, actual ( shares authorized; shares issued and outstanding, as adjusted)	2
Additional paid-in capital	30,099,998
Accumulated deficit	(2,788,082)

Total stockholders’ equity	27,311,918

Total capitalization	$69,957,376

DILUTION
      If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as adjusted net asset value per share of our common stock immediately after the completion of this offering.
      The net asset value of our common stock as of December 31, 2004 was $27.3 million, or $           per share. We determined net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) by the number of shares of common stock outstanding as of December 31, 2004. Our as-adjusted net asset value, as of December 31, 2004, would have been $           million, or $           per share, after giving effect to a           -for-one stock split that we expect to implement prior to the completion of this offering.
      After giving effect to the sale of our common stock in this offering assuming an initial public offering price of $           per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), and after deducting estimated underwriting discounts and commissions and estimated offering expenses payable by us, our as-adjusted net asset value as of December 31, 2004 would have been approximately $           million, or $           per share. This represents an immediate increase in our net asset value per share of $          to existing stockholders and dilution in net asset value per share of $          to new investors who purchase shares in this offering. The following table illustrates this per share dilution:

Assumed initial public offering price per share	$
As-adjusted net asset value per share after giving effect to stock split
Increase (decrease) in net asset value per share attributable to new investors in this offering

As-adjusted net asset value per share after this offering

Dilution per share to new investors(1)	$

(1)	To the extent the underwriters’ over-allotment option is exercised, there will be further dilution to new investors.
     The following table summarizes, as of December 31, 2004, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering assuming an initial public offering price of $           per share (the mid-point of the estimated initial public offering price range set forth on the cover page of this prospectus), before deducting the underwriting discounts and commissions and estimated offering expenses payable by us.

	Shares Purchased			Total Consideration
Average Price
	Number	Percent		Amount	Percent		per Share

Existing stockholders			%	$		%	$
New investors

Total		100.0%		$	100.0%

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS
      The information in this section contains forward-looking statements that involve risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statements” for a discussion of the uncertainties, risks and assumptions associated with these statements. You should read the following discussion in conjunction with the combined financial statements and related notes and other financial information appearing elsewhere in this prospectus.
Overview
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer potential portfolio companies a comprehensive suite of financing solutions, including “one-stop” financing. Prior to the completion of this offering, we will be a closed-end, non-diversified investment company that has elected to be treated as a business development company under the 1940 Act. We intend to elect, effective as of August 1, 2005, to be treated for federal income tax purposes as a RIC under Subchapter M of the Code. Pursuant to this election, we generally will not have to pay corporate-level taxes on any income or gains we distribute (actually or constructively) to our stockholders as dividends.
      Since we commenced investment operations in 2003, our business has been conducted through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. For such services, Patriot Capital Funding, Inc. was entitled to receive placement fees and servicing fees from Wilton Funding, LLC’s portfolio companies and investment origination fees and asset management fees from Wilton Funding, LLC. On                     , 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc.
      Our combined financial statements, which are discussed below, reflect the combined operations of Patriot Capital Funding, Inc. and Wilton Funding, LLC prior to the merger.
Portfolio Composition
      Our primary business is lending to and investing in small- to mid-sized businesses through investments in senior secured loans, junior secured loans, subordinated debt investments and equity-based investments, including warrants. The fair value of our portfolio was approximately $67.7 million and $29.9 million at December 31, 2004 and December 31, 2003, respectively. The increase in the value of our portfolio during each period is primarily attributable to newly-originated investments.
      Total portfolio investment activity as of and for the years ended December 31, 2004 and 2003 was as follows:

	December 31, 2004	December 31, 2003

Beginning portfolio at fair value	$29,942,861	$—
Originations/draws/purchases	42,850,000	29,500,000
Originations/warrants received on equity	92,128	409,932
Pay-offs/sales of investments	(5,025,375)	—
Increase in PIK interest	694,158	32,929
Unrealized losses	(876,021)	___ —

Ending portfolio at fair value	$67,677,751	$29,942,861

      As of December 31, 2004 and December 31, 2003, the composition of our portfolio at fair value was as follows:

	December 31, 2004		December 31, 2003

	Investments at	Percentage of	Investments at	Percentage of
	Fair Value	Total Portfolio	Fair Value	Total Portfolio

Senior secured revolving/acquisition line of credit	$2,000,000	2.9%	$1,000,000	3.3%
Senior secured term loans	12,960,608	19.2	14,985,000	50.1
Junior secured term loans	16,174,625	23.9	—	—
Senior subordinated debt	36,110,690	53.4	13,547,929	45.2
Warrants to purchase common stock	431,828	0.6	409,932	1.4

Totals	$67,677,751	100.0%	$29,942,861	100.0%

      For the year ended December 31, 2004, the weighted average yield on all of our outstanding debt investments was approximately 12.6%. Yields are computed using actual interest income earned for the year ended December 31, 2004, including amortization of loan fees and original issue discount, divided by the weighted average fair value of debt investments. As of December 31, 2004, $40.1 million of our portfolio investments at fair value were at fixed interest rates, which represented approximately 59.3% of our total portfolio of investments at fair value. We generally structure our subordinated debt investments at fixed rates, although many of our senior secured and junior secured loans are, and will be, at variable rates. We may, in the future, hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower rates with respect to our portfolio of investments.
      At December 31, 2004, all of our equity investments were warrants to acquire equity interests in certain of our portfolio companies. This allows us to participate in the appreciation in the value of the portfolio company, while minimizing the amount of upfront cost to us.
Portfolio Asset Quality
      We utilize a standard investment rating system for our entire portfolio. Investment Rating 1 is used for performing investments that significantly exceed expectations or for which a capital gain is expected. Investment Rating 2 is used for investments that are generally performing in accordance with the portfolio company’s business plan. Investment Rating 3 is used for performing investments that require closer monitoring; however, no loss of principal or interest is expected. Investment Rating 4 is used for underperforming investments with loss of interest expected, but not loss of principal. Investment Rating 5 is used for underperforming investments for which loss of interest and some principal is expected.
      The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2004:

	December 31, 2004

	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio

1	$21,650,006	32.0%
2	38,967,745	57.6
3	7,060,000	10.4
4	—	—
5	—	—

Total	$67,677,751	100.0%

Results of Operations
      Patriot Capital Funding, Inc. was incorporated in November 2002 and Wilton Funding, LLC was formed in February 2003. However, neither Patriot Capital Funding, Inc. nor Wilton Funding, LLC commenced investment operations until mid-2003. Prior to such time, each entity developed its business plan and secured initial debt and equity financing. Because neither entity had operations in 2002, it is not meaningful to compare results of operations for the year ended December 31, 2004 and 2003 with the comparable period in 2002.
      The principal measure of our financial performance is the “Net income (loss)” which is the sum of three elements. The first element is “Net investment income (loss),” which is the difference between our income from interest, fees and other income and our operating expenses. The second element is “Realized gain (loss) on investments,” which is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. The third element, “Net unrealized appreciation (depreciation) on investments,” is the net change in the fair value of our investment portfolio. The table below summarizes these key measures over the last two years.

	Year Ended December 31,

	2004	2003

Income Statement Data:
Investment income:
Interest income	$4,616,665	$253,755
Fees	241,870	5,274

Total investment income	4,858,535	259,029

Expenses:
Salaries and benefits	1,326,576	835,600
Consulting fees	1,000,000	916,666
Interest	1,489,198	201,331
Professional fees	192,938	290,822
General and administrative	243,008	164,032

Total expenses	4,251,720	2,408,451

Net investment income (loss)	606,815	(2,149,422)
Net unrealized depreciation on investments	(876,021)	—

Net loss	$(269,206)	$(2,149,422)

Comparison of the year ended December 31, 2004 and December 31, 2003

Total Investment Income
      Total investment income includes interest income on our investments and fee income. Our fee income primarily includes loan and arrangement fees.
      Total investment income for the year ended December 31, 2004 and December 31, 2003 was $4.9 million and $259,000, respectively. For the year ended December 31, 2004, this amount consisted of interest income of $26,000 from cash and cash equivalents, $4.6 million of interest income from portfolio investments (which included $694,000 in payment-in-kind or PIK interest from eight of our debt investments) and $242,000 in fee income. For the year ended December 31, 2003, this amount primarily consisted of interest income of $4,300 from cash and cash equivalents, $249,000 of interest income from portfolio investments (which included $33,000 in PIK interest from three of our debt investments) and $5,000 in fee income.

      The increase in our total investment income for the year ended December 31, 2004 as compared to the year ended December 31, 2003 is primarily attributable to an increase of $37.7 million at fair value in the balance of our interest-bearing investment portfolio as well as higher yields on our interest-bearing portfolio during the year ended December 31, 2004.

Expenses
      Expenses include salaries and benefits, consulting fees, professional fees, interest payments on our outstanding indebtedness, insurance and general and administrative expenses.
      Expenses for the year ended December 31, 2004 and December 31, 2003 were $4.3 million and $2.4 million, respectively. Expenses increased for the year ended December 31, 2004 as compared to the year ended December 31, 2003 primarily as a result of higher interest expense, which increased by $1.3 million, and higher employee compensation, which increased by $491,000. The higher interest expense was attributable to an increase of $33.8 million in borrowings outstanding under our credit facility. Such borrowings were used to fund investments during the year ended December 31, 2004. The higher employee compensation was attributable to the increase in the number of our personnel due to increased investment activities and in anticipation of our initial public offering.
      We incurred consulting fees in the amount of $1.0 million and $917,000 for the year ended December 31, 2004 and 2003, respectively, to two entities affiliated with The Compass Group. These consulting arrangements will be terminated prior to our filing of an election to be regulated as a business development company under the 1940 Act. See “Certain Relationships.”

Realized Gains (Losses) on Sale of Investments and Net Unrealized Appreciation (Depreciation) on Investments
      Net realized gain (loss) on sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated cost. We did not realize any gains or losses on the sale of our portfolio investments during 2004 or 2003.
      Net unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio. See “Determination of Net Asset Value.” During 2004, we recorded unrealized depreciation of $876,000 on our investments, of which $866,000 related to our investment in Interstate Highway Sign Corporation. We did not record any appreciation or depreciation in the fair value of any of our investments during 2003.

Net Income (Loss) from Operations
      Net loss from operations was $269,000 and $2.1 million for the years ended December 31, 2004 and 2003, respectively.
Financial Condition, Liquidity and Capital Resources
Cash, Cash Equivalents and Restricted Cash
      At December 31, 2004 and December 31, 2003, we had $2.5 million and $1.2 million, respectively, in cash and cash equivalents. In addition, at December 31, 2004 and December 31, 2003, we had $3.0 million and $5.0 million, respectively, in restricted cash. Restricted cash consists of cash held in an investment pre-funding account for the benefit of portfolio companies who have not used our entire lending commitment to them.
      For 2004, net cash provided by operating activities totaled $791,000, an increase of approximately $1.4 million over the prior year’s amount. This increase was due primarily to higher overall investment income. Cash used for investing activities totaled $37.8 million in 2004 compared with $29.5 million in 2003. This change was principally due to higher investment origination in 2004. Cash provided by financing activities totaled $38.3 million in 2004 compared to $31.3 million in 2003. This change was due primarily to an increase of $38.3 million in our borrowings under our $120.0 million credit agreement in 2004 as compared to 2003 and a decrease in the proceeds from the issuance of our equity securities of approximately $24.0 million in 2004 as compared to 2003.
Liquidity and Capital Resources
      To date, our primary sources of capital have been from The Compass Group which provided us with a $30.1 million equity investment, a $400,000 demand note and a $2.0 million secured revolving line of credit through an affiliated entity, and a lender which provided us with a line of credit under which we have the ability to borrow up to $120.0 million, subject to certain conditions.
      We intend to generate cash from the net proceeds of this offering as well as cash flows from operations, including income earned from investments in our portfolio companies and, to a lesser extent, the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. Our primary use of funds will be investments in portfolio companies.
      In order to satisfy the Code requirements applicable to a RIC, we intend to distribute to our stockholders substantially all of our income except for certain net capital gains. In addition, as a business development company, we generally will be required to meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. As of December 31, 2004, this ratio was 169%. This requirement limits the amount that we may borrow. To fund growth in our investment portfolio in the future, we anticipate needing to raise additional capital from various sources, including the equity markets and the securitization or other debt-related markets. See “Borrowings.”
Borrowings
      Credit Agreement. On February 11, 2003, we entered into a $120.0 million credit agreement with a lender for the purpose of financing our investments in portfolio companies. The lender has the sole discretion to make or withhold advances under the credit agreement and amounts that are repaid may not be re-borrowed. As of May 9, 2005, we have borrowed $64.7 million under this credit agreement, of which $58.3 million is currently outstanding. As of June 1, 2004, the credit agreement was amended to reduce the interest rate on outstanding borrowings from a fixed rate of 11.75% per annum to a fixed rate of 10.0% per annum. We are required to pay interest on the unpaid principal amount of our indebtedness on a monthly basis, and we are also required to make payments when and to the extent that our portfolio companies repay our loans and in certain other instances. Our indebtedness to the lender is secured by a security interest in substantially all of our personal property. We may borrow funds under the credit agreement until February 11, 2006 and the credit agreement matures on February 11, 2013.
      We will use $           million of the net proceeds from this offering to repay all outstanding borrowings under this credit agreement, and to pay a $3.0 million prepayment penalty that we will incur in connection with such repayment. We will then terminate the credit agreement.
      Revolving Credit Agreement. On February 11, 2003, we entered into a $2.0 million revolving credit agreement with an entity affiliated with Compass Group Investments, Inc. On April 15, 2005, we repaid all outstanding borrowings under this revolving credit agreement. The interest rate on outstanding borrowings under the credit agreement is 11.0% per annum. The credit agreement has no stated maturity date, but we are required to repay all principal and unpaid accrued interest outstanding under the credit agreement following demand for payment by the lender.
      Demand Note. On February 11, 2003, we entered into a $400,000 note agreement with an entity affiliated with Compass Group Investments, Inc. This note agreement accrued interest at 13.75% per annum. On May 9, 2005, we repaid all outstanding borrowings under this note agreement.
      Securitization Revolving Credit Facility. On March 18, 2005, we entered into a non-binding engagement letter with a financial institution to arrange, through a wholly-owned, bankruptcy remote,

special purpose subsidiary of ours, a securitization revolving credit facility. The facility will allow our special purpose subsidiary to borrow up to $135.0 million through the issuance of notes to a multi-seller commercial paper conduit that will be administered by the financial institution. The facility will be secured by all of the loans held by our special purpose subsidiary. The facility will bear interest at the commercial paper rate plus 1.75%. We will use the net proceeds of the facility to fund our loan origination activities and for other business purposes. There can be no assurance that we will consummate this transaction.
Critical Accounting Policies
      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. On an ongoing basis, our management evaluates its estimates and assumptions, which are based on historical experience and on various other assumptions that we believe to be reasonable under the circumstances. Actual results could differ from those estimates. Changes in our estimates and assumptions could materially impact our results of operations and financial condition.
      Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.
      Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.
      To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.

      Our board of directors determined the fair value of our investments at December 31, 2004 and December 31, 2003. We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on our entire investment portfolio at December 31, 2004.
      Fee Income Recognition. We receive a variety of fees in the ordinary course of our business, including arrangement fees and loan fees. We account for our fee income in accordance with Emerging Issuers Task Force Issue 00-21 “Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses certain aspects of a company’s accounting for arrangements containing multiple revenue-generating activities. In some arrangements, the different revenue-generating activities (deliverables) are sufficiently separable and there exists sufficient evidence of their fair values to separately account for some or all of the deliverables (i.e., there are separate units of accounting). EITF 00-21 states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In other arrangements, some or all of the deliverables are not independently functional, or there is not sufficient evidence of their fair values to account for them separately. In determining fair value of various fee income we receive, we will first rely on data compiled through our investment and syndication activities and secondly on independent third party data. The timing of revenue recognition for a given unit of accounting will depend on the nature of the deliverable(s) in that accounting unit (and the corresponding revenue recognition model) and whether the general conditions for revenue recognition have been met. Fee income for which fair value cannot be reasonably ascertained, will be recognized using the interest method in accordance with Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases, (“SFAS No. 91”). SFAS No. 91 requires that we recognize fee income using the interest method. We have historically recognized fee income in accordance with SFAS No. 91.
      Payment-in-Kind or PIK Interest. We include in income certain amounts that we have not yet received in cash, such as contractual payment-in-kind or PIK interest, which represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term. We will cease accruing PIK if we do not expect the portfolio company to be able to pay all principal and interest due. In certain cases, a portfolio company makes principal payments on its loan prior to making payments to reduce the PIK loan balances and, therefore, the PIK portion of a portfolio company’s loan can increase while the total outstanding amount of the loan to that portfolio company may stay the same or decrease. Accrued PIK interest represented $727,000 or 1.0% of our portfolio of investments as of December 31, 2004 and $33,000 or 0.1% of our portfolio of investments as of December 31, 2003. The net increase in loan balances as a result of contracted PIK arrangements are separately identified on our statements of cash flows.
      Interest Income Recognition. Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if we otherwise do not expect the debtor to be able to service its debt on other obligations, we will place the loan on non-accrual status and cease recognizing interest income on that loan until all the principal has been paid.
                  Off-Balance Sheet Arrangements
      We are party to financial instruments with off-balance sheet risk in the normal course of business to meet the financial needs of our portfolio companies. These instruments include commitments to extend credit and involve, to varying degrees, elements of credit risk in excess of the amount recognized in the balance sheet. We attempt to limit our credit risk by conducting extensive due diligence, negotiating appropriate financial covenants and obtaining collateral where necessary.
      As of December 31, 2004, we had unused commitments to extend credit to our portfolio companies of $19.0 million, which are not reflected on our balance sheet.
Related Party Transaction
      In November 2002, we entered into an informal arrangement with The Compass Group International LLC, the investment advisor for Compass Group Investments, Inc., under which we occupy space at The

Compass Group International LLC’s offices located in Westport, Connecticut in exchange for The Compass Group International LLC’s use of certain of our administrative personnel. We anticipate that we will seek to lease new office space after the completion of this offering and terminate this arrangement. As a result, we will be required to incur the cost of leasing office space in the future.
Recent Developments
      On February 28, 2005, Interstate Highway Sign Corporation made a prepayment of $500,000 on the senior secured term loan that we previously provided it.
      On March 18, 2005, we made a $4.9 million senior subordinated debt investment in Prince Mineral Company, Inc., an existing portfolio company, in connection with its acquisition of American Minerals, Inc.
      On May 6, 2005, we completed a $14.0 million “one-stop” financing for Borga, Inc., which consisted of a $1.0 million senior secured revolving line of credit and $13.0 million of senior secured term loans. Borga, Inc. is a manufacturer of pre-fabricated metal building systems and components for the agricultural, commercial and industrial markets.

SENIOR SECURITIES
      Information about our senior securities is shown in the following tables as of the fiscal year ended December 31 unless otherwise noted. The “—” indicates information which the SEC expressly does not require to be disclosed for certain types of senior securities.

	Total Amount
	Outstanding		Involuntary
	Exclusive of	Asset	Liquidating	Average
	Treasury	Coverage	Preference	Market Value
Class and Year	Securities(1)	per Unit(2)	per Unit(3)	per Unit(4)

Credit Agreement
2003	$7,800,000	$3,610	—	N/A
2004	41,645,458	1,640	—	N/A
Revolving Credit Agreement
2003	1,200,000	3,610	—	N/A
2004	600,000	1,640	—	N/A
Demand Note
2003	400,000	3,610	—	N/A
2004	400,000	1,640	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.

(4)	Not applicable, as senior securities are not registered for public trading.

BUSINESS
Overview
      We are a specialty finance company that provides customized financing solutions to small- to mid-sized companies. Our ability to invest across a company’s capital structure, from senior secured loans to equity securities, allows us to offer companies a comprehensive suite of financing solutions, including “one-stop” financing. Our “one-stop” financing typically includes a revolving line of credit, one or more term loans and a subordinated debt investment. We primarily finance privately-held companies in transactions initiated by private equity sponsors.
      Our investment objective is to generate both current cash income and capital appreciation. To accomplish this objective, we seek to provide our stockholders with current income primarily from the interest on our debt investments and related origination fees, and to enable our stockholders to participate in the capital appreciation and potential long-term growth of our portfolio companies through warrants and other equity interests we acquire.
      Since we commenced investment operations in 2003, we have originated $114.6 million of investments, which includes $20.0 million of unfunded commitments and $6.0 million of commitments we closed and subsequently arranged to have financed by replacement lenders. We typically make investments of $3 million to $20 million in companies with $10 million to $100 million in annual revenues that operate in diverse industry sectors. As of December 31, 2004, we had debt investments in nine portfolio companies with an aggregate fair value of $67.2 million. In addition, as of December 31, 2004, we held warrants to purchase shares of common stock in five of our portfolio companies with a fair value of $431,828. Subsequent to December 31, 2004, we originated a total of $18.9 million of investments (which includes an unfunded commitment of $1.0 million) in an existing portfolio company and a new portfolio company.
      As of December 31, 2004, senior secured revolving/acquisition lines of credit, senior secured loans, junior secured loans and subordinated debt investments comprised approximately 2.9%, 19.3%, 24.1% and 53.7%, respectively, of our loan portfolio at fair value. Approximately 63.0% of our loans at fair value at December 31, 2004 were originated in connection with our “one-stop” financing. For the year ended December 31, 2004, the weighted average yield on all of our outstanding debt investments was approximately 12.6%.
      Prior to completion of this offering, we will be a closed-end, non-diversified investment company that has elected to be treated as a business development company under the 1940 Act. We will be internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals.
      As a business development company, we will be required to comply with numerous regulatory requirements. We will be permitted to, and expect to, finance our investments using debt and equity. However, our ability to use debt will be limited in certain significant respects. See “Regulations.” We intend to elect, effective as of August 1, 2005, to be treated for federal income tax purposes as a RIC under Subchapter M of Code. See “Material U.S. Federal Income Tax Considerations.” As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends if we meet certain source-of-income and asset diversification requirements.
Corporate History and Information
      We were founded in November 2002 by Richard P. Buckanavage, our chief executive officer, Timothy W. Hassler, our chief operating officer and chief compliance officer, and The Compass Group, a private investment firm providing capital to middle market companies. Prior to our founding, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. and Mr. Hassler was a director in the capital markets division of U.S. Bank National Association. Messrs. Buckanavage and

Hassler have more than 30 years of combined experience in lending to, and investing in, small and mid-sized companies.
      We were capitalized by The Compass Group, which provided us with $30.1 million of equity capital, a $400,000 demand note and a $2.0 million secured revolving line of credit through an affiliated entity, and by a lender who provided us with a line of credit under which we have the ability to borrow up to $120.0 million. Since we commenced investment operations in 2003, our business has been conducted through two separate entities, Patriot Capital Funding, Inc. and Wilton Funding, LLC. Patriot Capital Funding, Inc. originated, arranged and serviced the investments made by Wilton Funding, LLC, which invested in debt instruments and warrants of U.S.-based companies. Subsequently, on                     , 2005, Wilton Funding, LLC merged with and into Patriot Capital Funding, Inc.
      Our principal executive offices are located at 61 Wilton Road, Second Floor, Westport, Connecticut 06880 and our telephone number is (203) 227-7778. We maintain a website on the Internet at www.pat-cap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.
Our Target Market
      We believe that the size of the small- to mid-sized company market is significant and underserved. According to Dun & Bradstreet, as of March 31, 2005, there were approximately 131,000 small- to mid-sized companies in the United States with annual revenues of $10 million to $100 million. Despite the size of this market, we believe that broad-based consolidation in the financial services industry has substantially reduced the number of financial institutions lending to the companies that we target. In this regard, the Federal Deposit Insurance Corporation (“FDIC”) reports that the number of federally insured financial institutions declined from approximately 15,100 in 1990 to approximately 9,000 in 2004. Moreover, FDIC data indicates that the average total assets per insured financial institution increased to approximately $1.1 billion in 2004 from approximately $305 million in 1990. We believe that this trend toward greater concentration of assets in larger banks has reduced the availability of debt capital to small- to mid-sized companies from such financing sources.
      In our experience, lending to small- to mid-sized companies generally requires a greater dedication of a lender’s time and personnel resources as compared to lending to larger companies. Small- to mid-sized companies generally do not have publicly traded equity or debt securities, and public information about such businesses is typically limited. In addition, lenders to small- to mid-sized companies have to more actively monitor their investments and may need to become more directly involved in overseeing their operations. We believe that these factors have caused many large financial institutions with high cost structures to focus their lending activities on larger companies. To the extent that regional banks lend to small- to mid-sized companies, our experience is that these institutions tend to focus on senior financing and, as a result, do not provide a comprehensive suite of customized financing solutions to small- to mid-sized companies or the private equity sponsors investing in this market.
      These trends have, in our view, created a large, underserved market of small- to mid-sized companies with significant financing needs. Because we primarily provide capital to this target market in transactions initiated by private equity sponsors, we consider the private equity sponsor community to be an integral gateway to the market in which we operate. We generally target the sponsors of private equity funds with less than $250 million in assets that are focused on making investments in companies with $10 million to $100 million in annual revenues. According to Thomson Venture Economics, there were approximately 400 private equity funds of less than $250 million raised in the past five years. Thomson Venture Economics also reports that total amount of equity capital raised by such funds over this period was approximately $29 billion. We expect that private equity sponsors will continue to be active investors in our target market and they will seek debt financing to support their investments, which should provide opportunities for us to continue to partner with such firms.

Our Business Strategy
      Our investment objective is to generate both current cash income and capital appreciation through debt and equity investments in small- to mid-sized companies. We have adopted the following business strategy to achieve our investment objective:

•	Deliver a comprehensive suite of customized financing solutions in a responsive and efficient manner. Our goal is to provide a comprehensive suite of customized financing solutions in a responsive and efficient manner to private equity sponsors in connection with their proposed investments in small- to mid-sized companies. Private equity sponsors with whom we work require a high level of creativity and knowledge in structuring investment transactions. Our ability to provide financing across all levels of a company’s capital structure appeals to private equity sponsors that typically seek to rely on a limited number of third party financing sources for their investment transactions in order to facilitate and ensure the timely closing of such transactions. We believe our ability to provide a comprehensive suite of customized financing solutions sets us apart from other lenders that focus on providing a limited number of financing solutions.

•	Capitalize on our strong private equity sponsor relationships. We are committed to establishing, building and maintaining our private equity sponsor relationships. Our marketing efforts are focused on building relationships with private equity sponsors that routinely make investments in the small- to mid-sized companies that we target. We believe that our relationships with private equity sponsors provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. Private equity sponsors also provide our portfolio companies with significant benefits, including strategic guidance, an additional potential source of capital and operational expertise. We have assembled a management team that has developed an extensive network of private equity sponsor relationships in our target market over the last 15 years. We believe that our management team’s relationships with these private equity sponsors will provide us with significant investment opportunities. As of December 31, 2004, approximately 85% of our completed transactions and 93% of the potential transactions that we were reviewing were generated by private equity sponsors in connection with their proposed investments, refinancings or recapitalizations.

•	Employ disciplined underwriting policies and maintain rigorous portfolio monitoring. We have an extensive investment underwriting and monitoring process. We conduct a thorough analysis of each potential portfolio company and its prospects, competitive position, financial performance and industry dynamics. We stress the importance of credit and risk analysis in our underwriting process. We believe that our continued adherence to this disciplined process will permit us to continue to generate a stable, diversified and increasing revenue stream of current income from our debt investments to enable us to make distributions to our stockholders.

•	Leverage the skills of our experienced management team. Our management team is led by our chief executive officer, Mr. Buckanavage, and our chief operating officer and chief compliance officer, Mr. Hassler, who combined have more than 30 years of experience in lending to, and investing in, small and mid-sized companies. The members of our management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. We believe that the experience and contacts of our management team will continue to allow us to effectively implement the key aspects of our business strategy.
Investment Selection
      Our management team has identified the following investment criteria and guidelines that it believes are important in evaluating prospective portfolio companies. Our management team uses these criteria and guidelines in evaluating investment opportunities for us. However, not all of these criteria and guidelines were, or will be, met in connection with each of our investments.

•	Established companies with positive cash flow. We seek to invest in established companies with sound historical financial performance. We typically focus on companies with a history of profitability on an operating cash flow basis and that generate minimum annual EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) of $2 million. We do not intend to invest in start-up companies or companies with speculative business plans.

•	Strong competitive position in industry. We analyze the strengths and weaknesses of target companies relative to their competitors. The factors we consider include relative product pricing, product quality, customer loyalty, substitution risk, switching costs, patent protection, brand positioning and capitalization. We seek to invest in companies that have developed leading positions within their respective markets, are well positioned to capitalize on growth opportunities and operate businesses or in industries with significant barriers to entry. We seek companies that demonstrate advantages when compared to their competitors, which may help to protect their market position and profitability.

•	Experienced management team. We seek to invest in companies that have experienced management teams. We also seek to invest in companies that have proper incentives in place, including having significant equity interests, to motivate management to act in concert with our interests as investors.

•	Diversified customer and supplier base. We generally seek to invest in companies that have a diversified customer and supplier base. Companies with a diversified customer and supplier base are generally better able to endure economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

•	Private equity sponsorship. We generally seek to invest in companies in conjunction with private equity sponsors who have proven capabilities in building value. We believe that a private equity sponsor can serve as a committed partner and advisor that will actively work with the company and its management team to meet company goals and create value. We assess a private equity sponsor’s commitment to a portfolio company by, among other things, the capital contribution it has made or will make in the portfolio company.

•	Exit strategy. We seek to invest in companies that we believe will provide a steady stream of cash flow to repay our debt investments and reinvest in their respective businesses. We expect that the primary means by which we exit our debt investments will be through the repayment of our investment by internally generated cash flow. In addition, we will seek to invest in companies whose business models and expected future cash flows may provide alternate methods of repaying our investment, such as through a strategic acquisition by other industry participants, an initial public offering of common stock, a recapitalization or another capital market transaction.
Underwriting Process and Investment Approval
      An initial evaluation of each potential investment is performed by one of our investment professionals. To the extent a potential investment appears to meet our investment criteria, a pre-screening memorandum is prepared and presented to our investment committee detailing some or all of the following information:

•	Transaction description;

•	Company description, including product or service analysis, market position, market dynamics, customer and supplier analysis and evaluation of management;

•	Quantitative and qualitative analysis of historical financial performance and financial projections;

•	Competitive landscape;

•	Business strengths and weaknesses;

•	On-site visits with management and relevant employees;

•	Quantitative and qualitative private equity sponsor analysis; and

•	Potential investment structures, senior and total leverage multiples and investment pricing terms.
      If our investment committee unanimously votes to proceed, we submit a non-binding proposal to the prospective private equity sponsor and/or potential portfolio company. Once the private equity sponsor and/or potential portfolio company agree to the terms and conditions outlined in our financing proposal, we commence our full due diligence assessment, including:

•	Initial or additional on-site visits with management and relevant employees;

•	Review of historical and projected financial statements, including reports from third-party forensic accountants;

•	Interviews with customers and suppliers;

•	Research on products and services, market dynamics and competitive landscape;

•	Management background checks;

•	Review of material contracts;

•	Review by legal, environmental or other industry consultants, if applicable; and

•	Financial sponsor diligence, including portfolio company and lender reference checks.
      Upon completion of a satisfactory due diligence review, a full investment memorandum is prepared and distributed to the investment committee for final approval of the proposed investment. The investment committee is able to request additional due diligence or modify the financing structure or terms of the proposed investment. The unanimous approval of our investment committee is required before we proceed with any investment. Upon receipt of such approvals, we proceed to document and, upon satisfaction of applicable closing conditions, fund the investment.
      Subsequent to our election to be regulated as a business development company, the executive committee of our board of directors as well as our investment committee will be required to unanimously approve each of our investments. In addition, the executive committee of our board of directors will participate in each stage of the underwriting and investment approval process that the investment committee participates in. Our investment committee will consist of our chief executive officer, Mr. Buckanavage, our chief operating officer and chief compliance officer, Mr. Hassler, our executive vice president and chief investment officer, Clifford L. Wells, and our senior vice president, Matthew R. Colucci. The executive committee of our board of directors will consist of Messrs. Buckanavage, Hassler and Massoud.
Investments
      We seek to continue to grow and manage a diversified portfolio that includes senior secured loans, junior secured loans, subordinated debt investments and equity investments. We generally target investments of approximately $3 million to $20 million in companies with annual revenues between $10 million and $100 million. We also offer a financing solution that we refer to as “one-stop” financing, which typically includes a revolving line of credit, one or more term loans and a subordinated debt investment. Our loans may include both debt and equity components. The debt instruments provide for returns in the form of interest payments, including payment-in-kind or PIK interest, while the equity instruments, such as warrants and non-control, equity co-investments, provide us with an opportunity to participate in the capital appreciation of the portfolio company.

Debt Investments
      We tailor the terms of our debt investments to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. For example, we seek to limit the downside risks of our investments by:

•	negotiating covenants that are designed to protect our investments while affording our portfolio companies as much flexibility in managing their businesses as possible. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights; and

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk.

Senior Secured Loans
      Our senior secured loans generally have terms of 4 to 7 years, provide for a variable or fixed interest rate and are secured by a first priority security interest in all existing and future assets of the borrower. We generally only invest in senior secured loans of a portfolio company in conjunction with an investment in a junior secured loan or subordinated debt investment, which generate higher yields than senior secured loans. Our senior secured loans may take many forms, including revolving lines of credit, term loans and acquisition lines of credit.

Junior Secured Loans
      Our junior secured loans generally have terms of 5 to 7.5 years, provide for a variable or fixed interest rate and are secured by a second priority security interest in all existing and future assets of the borrower. We may invest in junior secured loans, such as “last out” senior notes or second lien notes, on a stand-alone basis, or in conjunction with a senior secured loan, a subordinated debt investment or a “one-stop” financing.

Subordinated Debt
      Our subordinated debt investments generally have terms of 5 to 7.5 years and provide for a fixed interest rate. A portion of our subordinated debt investments may be secured by a second priority security interest in the assets of the borrower. We may make subordinated debt investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our subordinated debt investments often include an equity component, such as warrants to purchase common stock in the portfolio company, and payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.

“One-Stop” Financing
      Our “one-stop” financing typically includes a revolving line of credit, one or more term loans and a subordinated debt investment. We believe our ability to provide “one-stop” financing sets us apart from other lenders who focus on only one or two layers of the capital structure. Subsequent to our closing of a “one-stop” financing, we may seek to exit lower yielding tranches of the financing by arranging for replacement financing by another lender.
Equity Investments
      When we provide a “one-stop” financing or when we make a subordinated debt investment, we may acquire warrants to purchase common stock or other equity interests in the portfolio company. The warrants we receive in connection with these investments generally are detachable and require only a nominal cost to exercise. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. We generally seek to structure our equity investments, such as warrants and direct equity co-investments, to provide us with minority rights provisions and event-driven puts. We also seek to obtain registration rights in connection with these investments, which may include demand and “piggyback” registration rights.
Portfolio Management
      We generally employ several methods of evaluating and monitoring the performance of our portfolio companies, which, depending on the particular investment, may include the following specific processes, procedures and reports:

•	Monthly review of actual financial performance versus the corresponding period of the prior year and financial projections;

•	Monthly review of borrowing base, if applicable;

•	Quarterly review of operating results, covenant compliance, and general business performance, including the preparation of a portfolio monitoring report which is distributed to members of our investment committee;

•	Periodic face-to-face meetings with management teams and private equity sponsors of portfolio companies; and

•	Attendance at portfolio company board meetings through board seats or observation rights.
      In connection with the monitoring of our portfolio companies, each investment we hold is rated based upon the following five-level numeric investment rating system:

•	Investment Rating 1 — Performing investment that significantly exceeds expectations or capital gain expected;

•	Investment Rating 2 — Performing investment generally in accordance with the portfolio company’s business plan;

•	Investment Rating 3 — Performing investment that requires closer monitoring, but no expected loss of principal or interest;

•	Investment Rating 4 — Underperforming investment with an expected loss of interest, but not principal; and

•	Investment Rating 5 — Underperforming investment with an expected loss of interest and some principal.
      The following table shows the distribution of our investments on the 1 to 5 investment rating scale at fair value as of December 31, 2004:

	December 31, 2004

	Investments at	Percentage of
Investment Rating	Fair Value	Total Portfolio

1	$21,650,006	32.0%
2	38,967,745	57.6
3	7,060,000	10.4
4	—	—
5	—	—

Total	$67,677,751	100.0%

      In the event that we determine that an investment is underperforming, or circumstances suggest that the risk associated with a particular investment has significantly increased, we undertake more aggressive monitoring of the affected portfolio company. While our investment rating system identifies the relative risk for each investment, the rating alone does not dictate the scope and/or frequency of any monitoring that we perform. The frequency of our monitoring of an investment is determined by a number of factors, including, but not limited to, the trends in the financial performance of the portfolio company, the investment structure and the type of collateral securing our investment, if any.
Managerial Assistance
      As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance will typically involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.
Competition
      We compete for investments with a number of business development companies and other investment funds (including private equity funds and mezzanine funds), as well as traditional financial services companies such as commercial banks and other sources of financing. Many of these entities have greater financial and managerial resources than we do. We believe we compete with these entities primarily on the basis of our willingness to make smaller investments, the experience and contacts of our management team, our responsive and efficient investment analysis and decision-making processes, our comprehensive suite of customized financing solutions and the investment terms we offer. We do not seek to compete primarily on the interest rates we offer to potential portfolio companies, and we believe that some of our competitors make senior secured loans, junior secured loans and subordinated debt investments with interest rates that are comparable to or lower than the rates we offer. For additional information concerning the competitive risks we face, see “Risk Factors — We operate in a highly competitive market for investment opportunities.”
Employees
      At December 31, 2004, we employed six individuals, including investment and portfolio management professionals, operations professionals and administrative staff.
Properties
      Our headquarters are located in Westport, Connecticut, where we occupy space in the offices of The Compass Group International LLC, the investment advisor for Compass Group Investments, Inc. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Related Party Transaction” and “Certain Relationships.” We anticipate that we will seek to lease new office space after the completion of this offering.
Legal Proceedings
      Although we may, from time to time, be involved in litigation arising out of our operations in the normal course of business or otherwise, we are currently not a party to any pending material legal proceedings.

PORTFOLIO COMPANIES
      The following table sets forth certain information as of December 31, 2004 for each portfolio company in which we had a debt or equity investment. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments, and the board observer or participation rights we may receive.

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Agent Media Corporation(3)	Publisher of insurance	Senior Secured Term
1255 Cleveland Street, Suite 200	industry periodicals	Loan A		$1,875,000	$1,875,000
Clearwater, FL 33755
		Senior Secured Term Loan B		2,025,608	2,025,608

		Warrants to Purchase Common Stock	<5%	31,000	25,700

Allied Defense Group, Inc.(3)	Diversified defense	Senior Secured
8000 Towers Crescent Drive	company	Acquisition Line of
Suite 260		Credit		2,000,000	2,000,000
Vienna, VA 22182
		Warrants to Purchase Common Stock	<5%	56,128	56,128

Copperhead Chemical Company	Manufacturer of bulk	Senior Subordinated
2 River Road	pharmaceuticals	Debt		4,517,482	4,517,482
Tamaqua, PA 18252

Dover Saddlery, Inc.	Equestrian products	Senior Subordinated
525 Great Road	catalog retailer	Debt		3,681,328	3,681,328
PO Box 1100
Littleton, MA 01460

Encore Legal Solutions, Inc.	Legal document	Junior Secured Term
10200 Grogan’s	management services	Loan A		5,560,000	5,560,000
Mill Road, Suite 350
The Woodlands, TX 77380		Junior Secured Term
		Loan B		7,014,625	7,014,625

		Senior Subordinated Debt		4,799,073	4,799,073

		Warrants to Purchase Common Stock	<5%	350,000	350,000

Interstate Highway Sign Corporation	Manufacturer of highway and roadway signs	Senior Secured Term Loan		2,260,000	2,260,000	(4)
7415 Lindsey Road
Little Rock, AR 72206		Senior Subordinated
		Debt		5,605,789	4,800,000

		Warrants to Purchase Common Stock	<5%	59,932	—

L.A. Spas, Inc.	Manufacturer of above	Senior Subordinated
1311 N. Blue Gum Street	ground spas	Debt		6,540,507	6,540,507
Anaheim, CA 92806
		Warrants to Purchase Common Stock	<5%	5,000	—

			Percentage
Name and Address of	Nature of Its	Title of Securities	of Class	Cost of	Fair Value of
Portfolio Company	Principal Business	Held by Us	Held(1)	Investment	Investment(2)

Prince Mineral Company, Inc.	Manufacturer of	Junior Secured Term
One Prince Plaza	pigments	Loan		3,600,000	3,600,000
PO Box 1009
Quincy, IL 62306		Senior Subordinated
		Debt		4,965,500	4,965,500

R-O-M Corporation(3)	Manufacturer of doors,	Senior Secured Term
6800 East 163rd Street	ramps and bulkheads for	Loan A		3,400,000	3,400,000
Belton, MO 64012	fire trucks and food
	transportation	Senior Secured Term		3,400,000	3,400,000
		Loan B		6,806,800	6,806,800

Total investments		Senior Subordinated		68,553,772	67,677,751
Unearned income		Debt		(2,073,921)	(2,073,921)

Total investment net of unearned income				$66,479,851	$65,603,830

(1)	Represents percentage of class of underlying common stock issuable upon exercise of the warrants.

(2)	Our board of directors determined the fair value of all investments outstanding on December 31, 2004. We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on our entire investment portfolio at December 31, 2004.

(3)	As of December 31, 2004, we had commitments to extend credit in the amount of $16,000,000 to Allied Defense Group, Inc., $500,000 to Agent Media Corporation, and $2,500,000 to R-O-M Corporation.

(4)	On February 28, 2005, Interstate Highway Sign Corporation made a $500,000 prepayment on this investment.
Recent Developments
      Subsequent to December 31, 2004, the following events occurred relating to our investment portfolio:

•	On February 28, 2005, Interstate Highway Sign Corporation made a prepayment of $500,000 on the senior secured term loan that we previously provided it.

•	On March 18, 2005, we made a $4.9 million senior subordinated debt investment in Prince Mineral Company, Inc., an existing portfolio company, in connection with its acquisition of American Minerals, Inc.

•	On May 6, 2005, we completed a $14.0 million “one-stop” financing for Borga, Inc., which consisted of a $1.0 million senior secured revolving line of credit and $13.0 million of senior secured term loans.
Description of Portfolio Companies
      Set forth below is a brief description of each of our portfolio companies.
      Agent Media Corporation — Clearwater, Florida-based Agent Media Corporation publishes numerous trade publications focused on the life, health and annuities segments of the insurance industry.
      Allied Defense Group, Inc. — Vienna, Virginia-based Allied Defense Group, Inc. owns and manages a portfolio of defense and security businesses in the following niches: ordnance and manufacturing; environmental security and safety; electronic security; and software training and simulation.
      Borga, Inc. — Fowler, California-based Borga, Inc. is a manufacturer of pre-fabricated metal building systems and components for the agricultural, commercial and industrial markets.

      Copperhead Chemical Company — Tamaqua, Pennsylvania-based Copperhead Chemical Company is a leading manufacturer of nitroglycerin for pharmaceutical products (used in treatment of angina and congestive heart failure) and a manufacturer of explosive materials for use in propellants, fuel additives and munitions applications.
      Dover Saddlery, Inc. — Littleton, Massachusetts-based Dover Saddlery, Inc. is a supplier of English equestrian saddles, tack, and riding apparel, and has the largest English equestrian catalog in the United States. Dover Saddlery, Inc. also serves the equestrian market through retail stores and its website, and has recently expanded into the western riding market through the acquisition of the catalog assets of a western riding catalog company.
      Encore Legal Solutions, Inc. — Houston, Texas-based Encore Legal Solutions, Inc. offers a variety of outsourcing services to law firms and corporate counsel, including reprographics, document preparation, scanning, coding and indexing, electronic data discovery, on-line document storage, as well as trial consulting and trial exhibit production.
      Interstate Highway Sign Corporation — Little Rock, Arkansas-based Interstate Highway Sign Corporation designs and manufactures a broad range of signage products, including reflective guide, regulatory and warning, reflective logo and internally illuminated signs for use in federal, state, and local transportation systems, mass transit systems, toll roads and private highways.
      L.A. Spas, Inc. — Anaheim, California-based L.A. Spas, Inc. is a leading designer, manufacturer and marketer of high quality above ground spas, spa supplies and related products.
      Prince Mineral Company, Inc. — Quincy, Illinois-based Prince Mineral Company, Inc. is a leading producer of specialty mineral products with a particular focus on naturally occurring minerals and pigment applications. Prince Mineral Company, Inc. services a variety of industries and its products are used in bricks, cement, glass, steel, and numerous other materials.
      R-O-M Corporation — Kansas City, Missouri-based R-O-M Corporation is a leading designer, supplier and manufacturer of innovative niche products for the fire safety and food transportation industries. R-O-M Corporation’s products includes R-O-M Robinson Shutterstm roll-up doors for emergency apparatus and service vehicles; LoadMakertm, Generation IItm and Center ZoneMakertm insulated bulkhead systems for the foodservice industry; RoadwarrioRtm and SidekicKtm safety walkramp systems for the food distribution industry; and LinksGuardtm security chain closures for building security.

MANAGEMENT
      Our business and affairs are managed under the direction of our board of directors. Our board of directors elects our officers, who serve at the discretion of the board of directors.
      Day-to-day management of our portfolio will be the responsibility of our investment committee. As a result, our investment committee will approve the acquisition and disposition of all of our investments. The unanimous approval of each member of the investment committee will be required to approve all such actions. See “Management — Additional Portfolio Management Information.” In addition, the executive committee of our board of directors will be required to unanimously approve our investments.
Board of Directors and Executive Officers
      Under our restated certificate of incorporation, to be effective immediately prior to the completion of this offering, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes will have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. This classification of our board of directors may have the effect of delaying or preventing a change in control of our management. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our restated certificate of incorporation, to be effective immediately prior to the completion of this offering, permits the board of directors to elect directors to fill vacancies that are created either through an increase in the number of directors or due to the resignation, removal or death of any director.

Directors
      Set forth below is information concerning the persons who are members of our board of directors. All of our current directors are interested persons of Patriot as defined in Section 2(a)(19) of the 1940 Act.

Name	Age	Position	Director Since

Alan B. Offenberg(1)	37	Chairman	2002
Richard P. Buckanavage	41	Director and Chief Executive Officer	2003
Timothy W. Hassler	36	Director, Chief Operating Officer and Chief Compliance Officer	2002

(1)	Mr. Offenberg has agreed to resign as a director before we elect to be regulated as a business development company under the 1940 Act.
      Prior to the completion of this offering, Mr. Offenberg will resign as a director of Patriot and the remaining directors will elect Mel P. Melsheimer, Dennis O’Dowd, Richard A. Sebastiao, Steven Drogin and I. Joseph Massoud as directors. Information regarding our board of directors, which will initially have seven members and will be in place as of the date we elect to be regulated as a business development company under the 1940 Act and prior to the completion of this offering, is set forth below. We have divided the directors into two groups — independent directors and interested directors. Interested directors are “interested persons” of Patriot as defined in Section 2(a)(19) of the 1940 Act.

Independent Directors

Name	Age	Position	Director Since	Expiration of Term

Steven Drogin	61	Director	2005	2006
Mel P. Melsheimer	65	Director	2005	2006
Richard A. Sebastiao	57	Director	2005	2006
Dennis O’Dowd	55	Director	2005	2007

Interested Directors

Name	Age	Position	Director Since	Expiration of Term

I. Joseph Massoud	37	Chairman	2005	2007
Richard P. Buckanavage	41	Director and Chief Executive Officer	2003	2008
Timothy W. Hassler	36	Director, Chief Operating Officer and Chief Compliance Officer	2002	2008
      The address for each director is c/o Patriot Capital Funding, Inc., 61 Wilton Road, 2nd Floor, Westport, CT 06880.

Executive Officers
      The following persons serve as our executive officers in the following capacities:

Name	Age	Position

Richard P. Buckanavage	41	Chief Executive Officer
Timothy W. Hassler	36	Chief Operating Officer and Chief Compliance Officer
William E. Alvarez, Jr.	51	Executive Vice President and Chief Financial Officer
Clifford L. Wells	49	Executive Vice President and Chief Investment Officer
Matthew R. Colucci	33	Senior Vice President
      The address for each executive officer is c/o Patriot Capital Funding, Inc., 61 Wilton Road, 2nd Floor, Westport, CT 06880.
Biographical Information

Current Directors
      Messrs. Buckanavage and Hassler are interested persons of Patriot under the 1940 Act because they are also officers of Patriot and Mr. Offenberg is an interested person due to his affiliation with Compass Group Investments, Inc. Mr. Offenberg will resign as a director of Patriot prior to our election to be regulated as a business development company under the 1940 Act and the completion of this offering.
      Alan B. Offenberg is the chairman of our board of directors. Since September 1998, Mr. Offenberg has been a principal at The Compass Group International LLC, the investment advisor to Compass Group Investments, Inc. Prior to joining The Compass Group International LLC, Mr. Offenberg worked in mergers and acquisitions for Trigen Energy Corporation, a publicly traded energy company, from March 1998 to August 1998. Previously, Mr. Offenberg was in the corporate finance group of Creditanstalt Corporate Finance, Inc., a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors, and with GE Capital Corporation, where he worked in the corporate finance group and the corporate restructuring group. Mr. Offenberg is currently a member of the board of directors of Crosman Acquisition Corporation and WorldBusiness Capital.
      Richard P. Buckanavage is our chief executive officer and a member of our board of directors. Prior to founding Patriot, Mr. Buckanavage was a managing director and the head of debt sales at GE Capital Markets, Inc. (“GE”) from 1999 to 2003 where he was responsible for all domestic debt syndication and private placement activities. From 1995 to 1999, Mr. Buckanavage was a senior vice president and midwest region manager for Creditanstalt Corporate Finance, Inc. (“CCFI”). During that time, he was also a senior investment officer at Creditanstalt Small Business Investment Corporation (“CSBIC”), CCFI’s private equity unit that originated and managed a portfolio of non-controlling equity investments. CCFI and CSBIC were a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors. In his capacities at CCFI and CSBIC, Mr. Buckanavage managed a portfolio of senior secured loans, subordinated debt and equity investments in excess of $1.2 billion. While at CSBIC, Mr. Buckanavage was also a member of the board of directors of several of CSBIC’s portfolio companies. His professional experience also includes various business development and portfolio management roles in the leveraged finance groups at Bank of America, and Fleet Bank and its predecessors.
      Timothy W. Hassler is our chief operating officer and chief compliance officer, and is a member of our board of directors. Prior to founding Patriot, Mr. Hassler was a director in the capital markets division of U.S. Bank National Association and its predecessors from 1999 to 2002. During that time, he focused on originating, structuring and negotiating senior debt and junior capital investments for middle market leveraged transactions in the manufacturing, distribution, and food and agribusiness industries. From 1991 to 1999, Mr. Hassler worked in a middle market lending group of U.S. Bank National Association and its predecessors, where he was a relationship manager for a more than $200 million portfolio of middle market loans outstanding, with over $500 million of commitments. In this capacity, he was responsible for new business development, portfolio management and underwriting. Mr. Hassler began his career in the training program of U.S. Bank National Association and its predecessors in 1990.

New Directors

Independent Directors
      Steven Drogin retired from KPMG LLP in 2003 where he worked for 38 years and served as an audit partner since 1976. From 1992 until he retired, Mr. Drogin was a member of KPMG’s Financial Services Practice. Mr. Drogin is a Certified Public Accountant (CPA) and certified in New York, New Jersey and Connecticut. Mr. Drogin is also a member of the New York State Society of CPAs (NYSSCPA) and has served on several of its committees. From 1990 to 1992, he was the Chairman of the NYSSCPA’s Leasing and Financial Services Companies Committee.
      Mel P. Melsheimer is currently the president and a director of Linkhorn Capital Advisors, Inc., an entity recently formed to provide venture capital consulting services to a proposed venture capital fund. From February 1997 to December 2004, Mr. Melsheimer served as the president, chief operating officer and chief financial officer of Harris & Harris Group, Inc., a publicly traded business development company. During his tenure at Harris & Harris Group, Mr. Melsheimer also served as the chief compliance officer, the treasurer and a managing director. From March 1994 to February 1997, he served as a consultant to Harris & Harris Group or as an officer and a director to one of its portfolio companies. From November 1992 to February 1994, he served as executive vice president, chief operating officer and secretary of Dairy Holdings, Inc., a privately-held dairy company.
      Richard A. Sebastiao is the founder of RAS Management Advisors, Inc. and its predecessors (“RAS Management”), a crisis management and turnaround firm. Since December 1989, he has served as the president of RAS Management. In addition, since September 2004, Mr. Sebastiao also served as the chief restructuring officer and chief executive officer of Horizon Offshore Contractors, Inc., an offshore oil and gas pipeline installation company. Since February 2003, Mr. Sebastiao has also served on the board of directors of ATC Associates, Inc., an environmental consulting firm.
      Dennis O’Dowd has been a financial and business consultant since 1980 and maintains an active portfolio in timber and real estate. From 1983 to 2000, Mr. O’Dowd also served in various capacities, including chief executive officer, of the U.S. branch and related financial and investment companies of Creditanstalt Bankverein, an Austrian-based financial institution, which later merged with Bank Austria. Prior to joining Creditanstalt Bankverein, Mr. O’Dowd worked at Nederlandsche Middenstandsbank from 1979 to 1983, Fidelity Bank from 1977 to 1979 and began his banking career at Chemical Bank in 1970.

Interested Directors
      Mr. Massoud will be considered an interested person of Patriot under the 1940 Act due to his affiliation with Compass Group Investments, Inc.

      I. Joseph Massoud will serve as the chairman of our board of directors and is currently the managing partner of The Compass Group International LLC, the investment advisor to Compass Group Investments, Inc., a private investment firm. Prior to founding The Compass Group International LLC in 1998, Mr. Massoud was vice president of finance at Petroleum Heat and Power, Inc., an affiliate of Star Gas Partners, LP (“Star”), a leading U.S. retail distributor of heating oil and propane, and subsequently also served on Star’s board of directors from 1999 to 2001. Previously, Mr. Massoud was an investment professional with Colony Capital, Inc., a private equity firm that focuses on real estate-related and distressed assets, and a management consultant with McKinsey & Co. in their Los Angeles and Mexico City offices. Mr. Massoud is currently on the boards of directors of a number of Compass Group Investments, Inc.’s portfolio companies. He also serves on the board of directors of Teekay LNG Partners, LP, a New York Stock Exchange traded master limited partnership.

Executive Officers
      The biographical information for Richard P. Buckanavage, our chief executive officer, and Timothy W. Hassler, our chief operating officer, are set forth above under “Biographical Information — Current Directors.”
      William E. Alvarez, Jr. serves as executive vice president and our chief financial officer. Prior to joining Patriot in December 2004, Mr. Alvarez was an executive financial consultant at Trans-Lux Corporation, a public media and communication company, from February 2003 to December 2004. During that period, he was responsible for operations restructuring, SEC reporting and compliance with the Sarbanes-Oxley Act of 2002. From 2001 to 2003, Mr. Alvarez was employed by Bond Technologies, Inc., a privately-held professional technology consulting services firm, as chief financial officer. From 1998 to 2001, Mr. Alvarez was employed by Dynax Solutions, Inc., a privately-held professional technology consulting services firm, as chief financial officer. From 1992 to 1998, Mr. Alvarez was employed by NYFIX, Inc., a publicly-held developer of electronic trading and routing systems, as chief financial officer. Mr. Alvarez began his career at Deloitte & Touche, LLP in 1976 where he was primarily responsible for servicing financial services companies. Mr. Alvarez is a Certified Public Accountant.
      Clifford L. Wells serves as executive vice president and our chief investment officer. Prior to joining Patriot in 2004, Mr. Wells was senior vice president — credit risk/ portfolio management at the US branch of Abbey National Treasury Services from 2002 to 2004. In that role, he provided credit analysis for middle market leveraged transactions, managed risks associated with a portfolio of distressed assets and provided day-to-day risk management of an oil and natural gas portfolio of nearly $1 billion. From 1996 to 2002, Mr. Wells served as senior vice president and northeast/ mid-atlantic region manager for Creditanstalt Corporate Finance, Inc., a “one-stop” capital source that focused on making investments in middle market companies in conjunction with private equity sponsors, where he was responsible for all facets of the deal process including sourcing, structuring, closing and managing of senior and junior capital opportunities for middle market cash-flow transactions. He was also involved in implementing appropriate strategies for a portfolio of underperforming investments. His professional background also includes lending positions with Heller Financial, Inc., US West Financial Services, Inc. and GATX Capital Corporation. He started his career as an auditor with Arthur Andersen & Company. Mr. Wells is a Certified Public Accountant.
      Matthew R. Colucci serves as our senior vice president. Prior to joining Patriot in December 2003, Mr. Colucci was a vice president in GE’s Merchant Banking Group (and with its predecessor, Heller Financial, Inc.) from 1998 to 2003. During that period, he was responsible for originating, structuring, underwriting and monitoring both senior and junior capital investments in middle market leveraged transactions. From 1996 to 1998, Mr. Colucci was a senior associate in the Corporate Finance Group of Bayerische Landesbank, a German commercial bank. He began his career in 1994 as a bond analyst for The Aetna Casualty & Surety Company.

Committees of the Board of Directors
      Before the completion of this offering, our board of directors will have the following board committees:
Audit Committee
      The initial members of the audit committee will be Messrs. Melsheimer, Sebastiao and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. Melsheimer will serve as the chairman of the audit committee. The audit committee will be responsible for selecting our independent accountants, reviewing the plans, scope and results of the audit engagement with our independent accountants, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.
Compensation Committee
      The initial members of the compensation committee will be Messrs. Sebastiao, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. O’Dowd will serve as the chairman of the compensation committee. The compensation committee will determine the compensation for our executive officers and the amount of salary and bonus to be included in the compensation package for each of our executive officers.
Nominating and Corporate Governance Committee
      The initial members of the nominating and corporate governance committee will be Messrs. Melsheimer, O’Dowd and Drogin, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. Drogin will serve as the chairman of the nominating and corporate governance committee. The nominating and corporate governance committee will be responsible for identifying, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on our board of directors or a committee of the board, developing and recommending to the board of directors a set of corporate governance principles and overseeing the evaluation of the board of directors and our management. The nominating and corporate governance committee will consider nominees properly recommended by our stockholders.
Valuation Committee
      The initial members of the valuation committee will be Messrs. O’Dowd, Melsheimer and Sebastiao, each of whom is independent for purposes of the 1940 Act and The Nasdaq National Market corporate governance listing standards. Mr. Sebastiao will serve as the chairman of the valuation committee. The valuation committee will be responsible for reviewing and approving for submission to our board of directors, in good faith, the fair value of debt and equity securities that are not publicly traded or for which current market values are not readily available.
Executive Committee
      The members of the executive committee will be Messrs. Buckanavage, Hassler and Massoud. One of the principle functions of the executive committee will be to review and approve our investments. The unanimous approval of each member of the executive committee will be required to approve our investments. Because Mr. Massoud is affiliated with The Compass Group and The Compass Group makes investments in middle market companies, a conflict of interest may arise in connection with Mr. Massoud’s determination to approve our proposed investments. In such event, Mr. Massoud will recuse himself from approving such investments and Mr. O’Dowd, one of our independent directors, will participate in the executive committee’s approval of such investments.

      In addition, the executive committee will exercise those rights, powers and authority that the board of directors from time to time grants to it, except where action by the full board is required by statute, an order of the SEC or our charter or bylaws.
Compensation of Directors and Officers
      The following table sets forth information regarding the compensation paid by us to our directors as well as our three highest paid executive officers for the year ended December 31, 2004.

	Aggregate		Pension or
	Compensation		Retirement Benefits	Total
	from the		Accrued as Part of	Compensation from
Name	Company(1)		Company Expenses(2)	Paid to Directors(3)

Alan B. Offenberg	$—		$—	—
Chairman
Richard P. Buckanavage	456,279	(4)	20,163	—
Chief Executive Officer
and Director
Timothy W. Hassler	456,938	(5)	21,200	—
Chief Operating Officer
and Director
Executive Officer
Matthew R. Colucci	270,285	(6)	—	—
Senior Vice President

(1)	Includes life insurance premiums paid by Patriot.

(2)	These amounts relate to Patriot’s 401(k) plan and include a $7,163 and $8,200 matching contribution made by Patriot for Messrs. Buckanavage and Hassler, respectively.

(3)	Consists only of directors’ fees we paid during 2004. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

(4)	Includes a $200,000 bonus earned for 2004 payable in two installments in March and July 2005.

(5)	Includes a $200,000 bonus earned for 2004 payable in two installments in March and July 2005.

(6)	Includes a $135,000 bonus earned for 2004 payable in two installments in March and July 2005.
      Subsequent to the date we elect to be regulated as a business development company under the 1940 Act, our independent directors will receive an annual fee of $12,000. They will also receive $2,500 in connection with attending each board meeting. In addition, each member of the audit committee, compensation committee, nominating and corporate governance committee and valuation committee will receive an annual fee of $1,250 for serving on any such committees. Each chairman of such committees will receive an annual fee of $2,500 for their additional services in these capacities. Meeting fees will be reduced by 50% in the event that a director does not attend board or board committee meetings in-person.
Employment Agreements
      We currently have employment agreements with Messrs. Buckanavage and Hassler. Each of the employment agreements provides for a fixed term of employment of three years, beginning at the time of execution of such agreements in February 2003 (for Mr. Buckanavage) and November 2002 (for Mr. Hassler). Each executive may terminate his employment agreement for “good reason,” which is defined in each agreement as the material breach of the terms of the employment agreement by Patriot. In addition, Patriot retains the right to terminate the employment of each executive for “cause,” which is defined in each agreement to include, among other things, willful negligence in the performance of such executive’s duties, criminal convictions, material breach of such executive’s employment agreement; acts of fraud, breach of such executive’s duty of loyalty to Patriot, or such executive’s willful failure to comply with Patriot’s directives.

      Each agreement specifies the executive’s base salary and annual performance bonus compensation during the term of the agreement. Each executive will be eligible for an annual performance bonus as determined by the board of directors. Under each agreement, the executive is entitled to participate in all of Patriot’s employee benefit plans.
      Pursuant to the terms of each executive’s employment agreement, an executive may be entitled to severance payments to the extent Patriot terminates an executive’s employment without cause, or an executive resigns for “good reason,” as defined in the employment agreement. Each executive has also agreed to certain non-solicitation and non-competition provisions included in each employment agreement that, in general, bar each executive from either working for, or soliciting work on behalf of, any business entity with which Patriot competes for a period of three years after the termination of the executive’s employment with Patriot.
      We expect to terminate the above-referenced employment agreements, and enter into new employment agreements, with Messrs. Buckanavage and Hassler prior to completion of this offering.
Compensation Plans

Stock Option Plan
      Our stock option plan is intended to encourage stock ownership in us by our officers and directors. The principal objective in awarding stock options to our eligible officers and directors is to align each optionee’s interests with our success and the financial interests of our stockholders by linking a portion of such optionee’s compensation to the performance of our stock and the value delivered to stockholders.
      Stock options are granted under the stock option plan at a price not less than the prevailing market value at the time of grant and will have realizable value only if our stock price increases. The compensation committee will determine the amount and features of the stock options, if any, to be awarded to optionees. The compensation committee will evaluate a number of criteria, including the past service of each such optionee to us, the present and potential contributions of such optionee to our success and such other factors as the compensation committee shall deem relevant in connection with accomplishing the purposes of the stock option plan, including the recipient’s current stock holdings, years of service, position with us and other factors. The compensation committee will not apply a formula assigning specific weights to any of these factors when making its determination. The compensation committee will award stock options on a subjective basis and such awards will depend in each case on the performance of the officer or director under consideration, and in the case of new hires, their potential performance.
      The stock option plan is designed to satisfy the conditions of Section 422 of the Code so that options granted under the stock option plan may qualify as “incentive stock options.” To qualify as “incentive stock options,” options may not become exercisable for the first time in any year if the number of incentive options first exercisable in that year multiplied by the exercise price exceeds $100,000.
      Under current SEC rules and regulations applicable to business development companies, a business development company may not grant options to non-employee directors. In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our non-employee directors as a portion of their compensation for service on our board of directors.

401(k) Plan
      We maintain a 401(k) plan in which all full-time employees who are at least 21 years of age and have one year of service are eligible to participate. Eligible employees have the opportunity to contribute their compensation on a pre-tax salary basis into the 401(k) Plan up to $14,000 annually for the 2005 plan year, and to direct the investment of these contributions. Plan participants who reach the age of 50 prior to or during the 2005 plan year will be eligible to defer an additional $4,000 during 2005. In addition, for the 2005 plan year, we will contribute up to 4% (1% of which is discretionary) of the lesser of (i) each participant’s eligible compensation for the year and (ii) $210,000, to each participant’s plan account on the participant’s behalf, which will be fully vested at the time of the contribution.
Additional Portfolio Management Information
      The four members of our investment committee will be our chief executive officer, Mr. Buckanavage, our chief operating officer, Mr. Hassler, our chief investment officer, Mr. Wells, and our senior vice president, Mr. Colucci. See “Management — Biographical Information,” for further information about the business experience of each executive officer on our investment committee. The compensation of each executive officer on the investment committee will be set by the compensation committee of our board of directors. The executive officers on the investment committee will be compensated in the form of annual salaries, annual cash bonuses and stock options. See “Management — Compensation of Directors and Officers” and “Management — Employment Agreements.” Because each of the executive officers on our investment committee only provide services to us, there will be no conflicts of interest with respect to their management of other accounts or investment vehicles.

CERTAIN RELATIONSHIPS
      We were capitalized by affiliates of Compass Group Investments, Inc., which provided us with $30.1 million of equity capital, a $400,000 demand note and a $2.0 million secured revolving line of credit through an affiliated entity. Prior to our election to be regulated as a business development company under the 1940 and the completion of this offering, I. Joseph Massoud will be named as the chairman of our board of directors and a member of the executive committee of our board of directors. Mr. Massoud is the founder and the managing partner of The Compass Group International LLC, the investment advisor to Compass Group Investments, Inc.
      Compass Group Investments, Inc. beneficially owns 100% of our outstanding shares of common stock through two indirect subsidiaries: Patriot Partners, LP and Wilton Funding Holdings, LLC. Subsequent to our initial public offering, we expect Compass Group Investments, Inc. to beneficially own approximately           % of our outstanding common stock.
      Kilgore Consulting CPM LLC, an entity affiliated with Compass Group Investments, Inc., currently provides consulting services to us. Pursuant to the consulting agreement, Kilgore Consulting regularly analyzes the viability and performance of certain investments and advises us with respect to the suitability of additional investment opportunities. Under the consulting agreement, we pay Kilgore Consulting an annual fee of $500,000 for such consulting services. Pursuant to the consulting agreement, we have elected to defer the payment of such consulting fees until the later of January 1, 2006 or the termination of the agreement. As of April 30, 2005, we owed Kilgore Consulting approximately $1.1 million. The consulting agreement terminates on January 31, 2012, unless earlier terminated by the parties pursuant to the terms of the consulting agreement. This consulting agreement will be terminated prior to our filing of an election to be regulated as a business development company under the 1940 Act. We will use $          of the net proceeds of this offering to pay all accrued but unpaid consulting fees owed under the consulting agreement at the time of its termination. See “Use of Proceeds.”
      Philan LLC, an entity affiliated with Compass Group Investments, Inc., currently provides consulting services to us. Pursuant to the consulting agreement, Philan LLC analyzes our business and assists us in developing and planning the implementation of operating and internal growth strategies. Under the consulting agreement, we pay Philan LLC an annual fee of $500,000 for such consulting services. As of April 30, 2005, we owed Philan LLC approximately $125,000. The consulting agreement terminates on January 31, 2012, unless earlier terminated by the parties pursuant to the terms of the consulting agreement. Prior to our filing of an election to be regulated as a business development company under the 1940 Act and the completion of this offering, we intend to pay all accrued but unpaid consulting fees owed under the consulting agreement and enter into an agreement with Philan LLC to terminate the consulting agreement.
      On February 11, 2003, we entered into a $120.0 million credit agreement to finance our investments in portfolio companies. As of May 9, 2005, there was approximately $58.3 million outstanding under this credit agreement. An entity indirectly controlled by Compass Group Investments, Inc. has guaranteed the payment of our obligations under the credit agreement and has pledged all of our equity securities that it holds in us to the lender. We also entered into an indemnity agreement with the lender pursuant to which we agreed to indemnify the lender for any and all losses incurred by the lender as a result of the breach by Compass Group Investments, Inc. or its affiliates of a non-competition agreement, dated February 11, 2003, between the lender and Compass Group Investments, Inc. The indemnity agreement contains a liquidated damages provision, which requires us to pay the lender $2.0 million if such a breach occurs before we have borrowed 50% of the lending limit under the credit agreement and $1.0 million if such a breach occurs after we have borrowed 50% of the lending limit under the credit agreement. We intend to repay the balance due under this credit agreement, including an additional $3.0 million prepayment penalty, with a portion of the proceeds from this offering. We will then terminate the credit agreement and enter into an agreement with the lender to terminate other related agreements, including the indemnity agreement.

      On February 11, 2003, we entered into a revolving credit agreement with an entity affiliated with Compass Group Investments, Inc. On April 15, 2005, we repaid all outstanding borrowings under this revolving credit agreement.
      On February 11, 2003, we also entered into a $400,000 note agreement with an entity affiliated with Compass Group Investments, Inc. On May 9, 2005, we repaid all outstanding borrowings under this note agreement.
      During 2004, we engaged RAS Management Advisors, Inc. to provide us certain due diligence services in connection with our evaluation of a proposed portfolio investment. RAS Management Advisors, Inc. was paid approximately $19,000 by us for such services. During 2003, we paid RAS Management Advisors, Inc. approximately $13,000 in connection with its provision of certain due diligence services to us. In each case, our portfolio companies subsequently reimbursed us for such expenditures. Richard A. Sebastiao, a member of our board of directors, is the founder, owner and president of RAS Management Advisors, Inc.
      On February 11, 2003, Wilton Funding, LLC and Patriot Capital Funding, Inc. entered into a brokerage and servicing agreement. Pursuant to this agreement, Patriot Capital Funding, Inc. agreed on a non-exclusive basis to originate, arrange and service investments made by Wilton Funding, LLC. For these services, Patriot Capital Funding, Inc. was entitled to receive placement fees and servicing fees from Wilton Funding, LLC’s portfolio companies and investment origination fees and asset management fees from Wilton Funding, LLC. This agreement will be terminated in connection with the merger transaction between Wilton Funding, LLC and Patriot Capital Funding, Inc. See “Reorganization; Business Development Company and Regulated Investment Company Elections.”
      In November 2002, we entered into an informal arrangement with The Compass Group International LLC, the investment advisor for Compass Group Investments, Inc., under which we occupy space at The Compass Group International LLC’s offices located in Westport, Connecticut in exchange for allowing The Compass Group International LLC’s to use certain of our administrative personnel. We anticipate that we will seek to lease new office space after the completion of this offering and terminate this arrangement. As a result, we will be required to incur the cost of leasing office space in the future.

CONTROL PERSONS AND PRINCIPAL AND SELLING STOCKHOLDER
      Immediately prior to the completion of this offering, we will have                     shares of common stock outstanding, all of which will be beneficially owned by Compass Group Investments, Inc. At that time, we will have no other shares of capital stock outstanding.
      Through its affiliates, Compass Group Investments, Inc. intends to sell                      shares of our common stock in this offering, but will retain the remainder of its equity interest in us after completion of this offering. Those affiliates will receive all of the proceeds from the sale of its shares of our common stock offered by this prospectus and will pay all underwriting discounts and commissions applicable to the sale of its shares in this offering.
      As a result, Compass Group Investments, Inc. will beneficially own approximately           % of our outstanding voting stock after completion of this offering, which may make it more difficult for stockholders to take actions that may be adverse to the interests of Compass Group Investments, Inc. We were initially capitalized by affiliates of Compass Group Investments, Inc. which provided us with $30.1 million of equity capital, a $400,000 demand note and $2.0 million secured revolving line of credit through an affiliated entity. Prior to our election to be regulated as a business development company under the 1940 Act and the completion of the offering, I. Joseph Massoud will be named the chairman of our board of directors and a member of the executive committee of our board of directors. Mr. Massoud is the founder and the managing partner of The Compass Group International LLC, the investment advisor to Compass Group Investments, Inc.
      In addition, Kilgore Consulting CPM LLC and Philan LLC, entities affiliated with Compass Group Investments, Inc., provide certain consulting services to us and our predecessor entities, as set forth above under “Certain Relationships.”
      Compass Group Investments, Inc. indirectly holds a portion of its equity interest in us through an affiliated entity, Wilton Funding Holdings, LLC. Compass Group Investments, Inc. indirectly holds all of the outstanding Class A membership interests in Wilton Funding Holdings and Arch Management LLC directly holds all of the outstanding Class B membership interests in Wilton Funding Holdings. Arch Management LLC is owned by Messrs. Buckanavage and Hassler. Pursuant to the operating agreement of Wilton Funding Holdings, all investment proceeds received by it, including proceeds from the sale of shares of our common stock in this offering, are to be distributed as follows:

•	First, 100% to the holder of Wilton Funding Holdings’ Class A membership interests until the cumulative amount distributed to such Class A member is equal to the aggregate amount of the capital contribution made by such Class A member to Wilton Funding Holdings;

•	Second, 100% to such Class A member until the cumulative amount distributed to such Class A member would provide such Class A member with an internal rate of return of 8%; and

•	Thereafter, 92% to such Class A member and 8% to the Class B member.
      In addition, Wilton Funding Holdings has the right to distribute the shares of our common stock that it holds to owners of its Class A and Class B membership interests.
      The following table sets forth certain information with respect to the beneficial ownership of shares of our common stock immediately prior to the completion of this offering and as adjusted to reflect the sale of the shares of common stock offered by this prospectus. Beneficial ownership is determined in accordance with the rules of the SEC.

Shares Beneficially
	Owned Immediately		Shares	Shares Beneficially
	Prior to This		Offered	Owned Immediately
	Offering(1)		Hereby	After This Offering(2)

Name of Beneficial Owner	Number	Percentage	Number	Number	Percentage

Compass Group Investments, Inc.(3)		100%
All Directors and Officers as a Group(3)(4)		—

(1)	Reflects the -for-one stock split we will implement prior to the completion of this offering.

(2)	Assumes the sale of shares in this offering by us, and the sale of shares of our common stock by the selling stockholder, Compass Group Investments, Inc. and its affiliates. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.

(3)	The address for Compass Group Investments, Inc. is c/o Lindsey Cancino, Bayside Executive Park, West Bay Street and Blake Road, Nassau Bahamas.

(4)	The address for all officers and directors is c/o Patriot Capital Funding, Inc., 61 Wilton Road, 2nd Floor, Westport, CT 06880.
      The following table sets forth, as of December 31, 2004, the dollar range of our equity securities that will be beneficially owned by each of our directors.

Dollar Range of Equity
Securities Beneficially
Interested Directors	Owned(1)

Alan B. Offenberg	None
Richard P. Buckanavage	None
Timothy W. Hassler	None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

DETERMINATION OF NET ASSET VALUE
      We determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding.
      Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value as is determined in good faith by the board of directors. Since there will typically be no readily available market value for the investments in our portfolio, we will value substantially all of our portfolio investments at fair value as determined in good faith by our board of directors pursuant to a valuation policy and a consistently applied valuation process. Because of the inherent uncertainty in determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined in good faith by our board of directors may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.
      Our process for determining the fair value of our investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which we derive a single estimate of enterprise value.
      To determine the enterprise value of a portfolio company, we analyze its historical and projected financial results. We generally require portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, we may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, we look to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, we consider not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but we also consider the size and scope of our portfolio company and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of our debt, the fair value of our loan or debt security normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.
      Our board of directors determined the fair value of our investments at December 31, 2004 and December 31, 2003. We received valuation assistance from our independent valuation firm, Duff & Phelps, LLC, on our entire investment portfolio at December 31, 2004.

      Our board of directors will undertake a multi-step valuation process each quarter in connection with determining the fair value of our investments:

•	Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with our investment committee;

•	Duff & Phelps, LLC, an independent valuation firm engaged by us, will review these preliminary valuations and prepare an independent valuation report;

•	The valuation committee of our board of directors will review the preliminary valuations and Duff & Phelps, LLC will respond to and supplement the preliminary valuations to reflect any comments provided by the valuation committee; and

•	Our board of directors will determine the fair value of each investment in our portfolio in good faith after considering the input of the valuation committee and Duff & Phelps, LLC.
      Determination of the fair value involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

DIVIDEND REINVESTMENT PLAN
      We will adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.
      No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying                     , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
      Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.
      We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq National Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The Nasdaq National Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.
      There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $  transaction fee plus a            per share brokerage commissions from the proceeds.
      Stockholders who receive dividends in the form of stock generally are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
      Participants may terminate their accounts under the plan by notifying the plan administrator via its website at                     , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at                     or by calling the plan administrator’s at                     .
      The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at                     or by telephone at                     .

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS
      The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.
      A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;

•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof; or

•	A trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.
      A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.
      If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.
      Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.
Election to be Taxed as a RIC
      As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).
Conversion to RIC Status
      We intend to elect to be treated as a RIC under Subchapter M of the Code, effective as of August 1, 2005. Prior to that date, we will be taxable as a regular corporation under Subchapter C of the Code (a

“C corporation”). We anticipate that, on the effective date of that election, we may hold assets (including intangible assets not reflected on the balance sheet, such as goodwill) with “built-in gain,” which are assets whose fair market value as of the effective date of the election exceeds their tax basis. In general, a corporation that converts to taxation as a RIC must pay corporate level tax on any of the net built-in gains it recognizes during the 10-year period beginning on the effective date of its election to be treated as a RIC. Alternatively, the corporation may elect to recognize all of its built-in gain at the time of its conversion and pay tax on the built-in gain at that time. We may or may not make this election. Any such corporate level tax is payable at the time the built-in gains are recognized (which generally will be the years in which the built-in gain assets are sold in a taxable transaction). The amount of this tax will vary depending on the assets that are actually sold by us in this 10-year period and the actual amount of net built-in gain or loss present in those assets as of the effective date of our election to be treated as a RIC and effective tax rates. Recognized built-in gains that are ordinary in character and the excess of short-term capital gains over long-term capital losses will be included in our investment company taxable income, and generally we must distribute annually at least 90% of any such amounts (net of corporate taxes we pay on those gains) in order to be eligible for RIC tax treatment. Any such amount distributed likely will be taxable to stockholders as ordinary income. Built-in gains (net of taxes) that are recognized within the 10-year period and that are long-term capital gains likely will also be distributed (or deemed distributed) annually to our stockholders. Any such amount distributed (or deemed distributed) likely will be taxable to stockholders as capital gains.
      One requirement to qualify as a RIC is that, by the end of our first taxable year as a RIC, we must eliminate the earnings and profits accumulated while we were taxable as a C corporation. We intend to accomplish this by paying to our stockholders in the first quarter of the tax year for which we make a RIC election a dividend representing all of our accumulated earnings and profits for the period from our inception through the end of the prior tax year. As of December 31, 2004, we had no accumulated earnings and profits. The actual amount of that dividend (if any) will be based on a number of factors, including our results of operations through July 31, 2005. The dividend, if any, of our accumulated earnings and profits will be taxable to stockholders as ordinary income. Any such dividend will be in addition to the dividends we intend to pay (or be deemed to have distributed) during our first taxable year as a RIC.
Taxation as a RIC
      If we:

•	Qualify as a RIC; and

•	Satisfy the Annual Distribution Requirement,
then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.
      We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.
      In order to qualify as a business development company treated as a RIC for federal income tax purposes, we must, among other things:

•	Have in effect an election to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	Derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	Diversify our holdings so that at the end of each quarter of the taxable year:

•	At least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	No more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses (the “Diversification Tests”).
      We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.
      Gain or loss realized on warrants acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as a capital gain or loss. Such gain or loss generally will be long-term or short-term depending on how long we held a particular warrant.
      Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
      The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.
Taxation of U.S. Stockholders
      Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a maximum tax rate of 15%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate applicable to Qualifying Dividends. Distributions prior to January 1, 2009 of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
      We currently intend to retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but to designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may, in the future, make actual distributions to our stockholders of all realized net long-term capital gains in excess of realized net short-term capital losses.
      For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.
      If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.
      A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.
      In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), recognized prior to January 1, 2009, including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.
      We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 15% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends since our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.
      We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.
Taxation of Non-U.S. Stockholders
      Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.
      Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.) In addition, with respect to certain distributions made to Non-U.S. stockholders in our taxable years beginning after December 31, 2004 and before January 1, 2008, no withholding will be required and the distributions generally will not be subject to federal income tax if (i) the distributions are properly designated in a notice timely delivered to our stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions will be designated as eligible for this exemption from withholding.
      Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

      If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.
      A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
      Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
Failure to Qualify as a RIC
      If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions would be taxable to our stockholders as ordinary dividend income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR SECURITIES
      The following description is based on relevant portions of the Delaware General Corporation Law and on our restated certificate of incorporation and restated bylaws, each of which will be effective immediately prior to the completion of this offering. This summary is not necessarily complete, and we refer you to the Delaware General Corporation Law and our restated certificate of incorporation and bylaws (each of which will be effective immediately prior to this offering) for a more detailed description of the provisions summarized below.
Stock
      As of the date of the completion of this offering, our authorized capital stock will consist of                      shares of common stock, par value $0.01 per share of which, immediately after this offering,                      shares will be outstanding, and                      shares of preferred stock, par value of $0.01 per share of which, immediately after this offering, no shares will be outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The Nasdaq National Market under the ticker symbol “PCAP.”                      shares of our common stock have been authorized for issuance under our stock option plan. Under Delaware law, our stockholders generally will not be personally liable for our debts or obligations.
      Set forth below is chart describing the classes of our securities to be outstanding as of the date of the completion of this offering:

(1)	(2)	(3)	(4)

			Amount Outstanding
		Amount Held by Us or	Exclusive of Amount
Title of Class	Amount Authorized	for Our Account	Under Column 3

Common Stock
Common Stock
      Under the terms of our restated certificate of incorporation, to be effective immediately prior to the completion of this offering, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Preferred Stock
      Under the terms of our restated certificate of incorporation, to be effective immediately prior to the completion of this offering, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

      Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.
Debt
Credit Agreement
      On February 11, 2003, we entered into a $120.0 million credit agreement with a lender for the purpose of financing our investments in portfolio companies. The lender has the sole discretion to make or withhold advances under the credit agreement. As of May 9, 2005, we have borrowed $64.7 million under this credit agreement, of which $58.3 million is currently outstanding. Effective June 1, 2004, the credit agreement was amended to reduce the interest rate on outstanding borrowings from a fixed rate of 11.75% per annum to a fixed rate of 10% per annum. We are required to pay interest on the unpaid principal amount of our indebtedness on a monthly basis, and we are also required to make payments when and to the extent that our portfolio companies pay us non-accelerated, scheduled repayments of our investments and in certain other instances. Our indebtedness to the lender is secured by a security interest in substantially all of our personal property. We may borrow funds under the credit agreement until February 11, 2006 and the credit agreement matures on February 11, 2013. The credit agreement contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum stockholders’ equity and a negative pledge. The credit facility also contains customary events of default.
      We are required to borrow funds in increments of not less than $1.0 million, and we may make no more than three funding requests in any thirty-day period. Further, while we are entitled to prepay any amounts that we owe under the credit agreement, we must pay a prepayment premium if we do so (subject to certain exceptions), in accordance with the following schedule:

•	During the first four years of the credit agreement, four percent of the amount prepaid (or, if we prepay all or substantially all of our indebtedness, the greater of four percent of the amount prepaid or $3.0 million);

•	During the fifth and sixth years of the credit agreement, two percent of the amount prepaid (or, if we prepay all or substantially all of our indebtedness, the greater of two percent of the amount prepaid or $1.0 million);

•	During the seventh and eighth years of the credit agreement, one percent of the amount prepaid.
      An entity indirectly controlled by Compass Group Investments, Inc. has guaranteed the payment of our obligations under the credit agreement and has pledged all of our equity securities that it holds in us to the lender. We also entered into an indemnity agreement with the lender pursuant to which we agreed to indemnify the lender for any and all losses incurred by the lender as a result of the breach by Compass Group Investments, Inc. or its affiliates of a non-competition agreement, dated February 11, 2003, between the lender and Compass Group Investments, Inc. The indemnity agreement contains a liquidated damages provision, which requires us to pay the lender $2.0 million if such a breach occurs before we have borrowed 50% of the lending limit under the credit agreement and $1.0 million if such a breach occurs after we have borrowed 50% of the lending limit under the credit agreement.
      The credit agreement requires that we borrow funds exclusively from the lender, except in certain limited circumstances. We are also currently required to obtain the approval of the lender for each investment made by us. However, because we will use the net proceeds of this offering to immediately repay all outstanding borrowings under the credit agreement and terminate our credit agreement, this arrangement will be terminated concurrently with the completion of this offering. See “Use of Proceeds.” In addition, we will enter into an agreement with the lender to terminate certain other related agreements, including the indemnity agreement and a related non-compete agreement.
Revolving Credit Agreement
      On February 11, 2003, we entered into a revolving credit agreement with an entity affiliated with Compass Group Investments, Inc. On April 15, 2005, we repaid all outstanding borrowings under this revolving credit agreement. The interest rate on outstanding borrowings under the credit agreement is 11.0% per annum. We are able to borrow funds under the credit agreement until February 11, 2012. The credit agreement has no stated maturity date, but we are required to repay all principal and unpaid accrued interest outstanding under the credit agreement following demand for payment by the lender. We expect to terminate the revolving credit agreement concurrently with the completion of the offering.
Demand Note
      On February 11, 2003, we entered into a $400,000 note agreement with an entity affiliated with Compass Group Investments, Inc. On May 9, 2005, we repaid all outstanding borrowings under this note agreement. The note agreement accrued interest at 13.75% per annum.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
      Under our restated certificate of incorporation, to be effective as of the date of the completion of this offering, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against expenses (including attorney’s fees), judgments, fines and amounts paid or to be paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding. Our restated certificate of incorporation will also provide that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the Securities and Exchange Commission thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
      Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.
      Our restated certificate of incorporation will permit us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of Patriot or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We will have obtained liability insurance for our officers and directors as of the date of the completion of this offering.

Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures
      As of the date of the completion of this offering, we will be subject to the provisions of Section 203 of the General Corporation Law of Delaware. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our restated certificate of incorporation and restated bylaws will provide that:

•	the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of two-thirds of the shares of our capital stock entitled to vote; and

•	any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.
      The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.
      Our restated certificate of incorporation and restated bylaws will also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our board of directors, chairman or chief executive officer.
      Our restated bylaws will provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay until the next stockholders’ meeting stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.
      Our restated bylaws will provide that certain actions will require board approval, subject to certain specified thresholds and exceptions, including without limitation, granting of registration rights, entering into joint ventures, and selling or acquiring specified amounts of assets.
      Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our restated bylaws, the affirmative vote of the holders of at least 66 2/3% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our restated bylaws. Moreover, our restated bylaws will provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our restated certificate of incorporation. However, the vote of at least 66 2/3% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the restated certificate of incorporation pertaining to the board of directors, limitation of liability, indemnification, stockholder action or amendments to the restated certificate of incorporation. The stockholder vote with respect to our restated certificate of incorporation or restated bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our restated certificate of incorporation will permit our board of directors to amend or repeal our restated bylaws by a majority vote.

REGULATION
      Prior to the completion of this offering, we will elect to be regulated as a business development company under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates, principal underwriters and affiliates of those affiliates or underwriters. The 1940 Act requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.
Qualifying Assets
      Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

(i) does not have any class of securities with respect to which a broker or dealer may extend margin credit;

(ii) is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

(iii) is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

      In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Managerial Assistance to Portfolio Companies
      In order to count portfolio securities as qualifying assets for the purpose of the 70% test, we must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where we purchase such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.
Temporary Investments
      Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our management team will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Senior Securities
      We are permitted, under specified conditions, to issue multiple classes of debt and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Business and Structure — Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”
Code of Ethics
      We will adopt a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of the code of ethics, see “Available Information.”

Proxy Voting Policies and Procedures
      We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.
      Our proxy voting decisions are made by the investment professionals who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (i) anyone involved in the decision making process disclose to our chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
      Stockholders may obtain information regarding how we voted proxies with respect to our portfolio securities by making a written request for proxy voting information to: Chief Compliance Officer, Patriot Capital Funding, Inc., 61 Wilton Road, 2nd Floor, Westport, CT 06880.
Other
      We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.
      We will be periodically examined by the SEC for compliance with the 1940 Act.
      We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
      We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a chief compliance officer to be responsible for administering the policies and procedures.

SHARES ELIGIBLE FOR FUTURE SALE
      Upon completion of this offering,                      shares of our common stock will be outstanding, based on the number of shares outstanding on                     , 2005, assuming no exercise of the underwriters’ over-allotment option. Of these shares,                      shares of our common stock sold in this offering will be freely tradeable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
      Our securities will be held under a custody agreement by                     . The address of the custodian is:                     .                     will act as our transfer agent, dividend paying agent and registrar. The principal business address of                     is                     , telephone number:                     .
BROKERAGE ALLOCATION AND OTHER PRACTICES
      Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Our management team will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING
      Under the terms and subject to the conditions contained in an underwriting agreement dated the date of this prospectus, the underwriters named below, for whom A.G. Edwards & Sons, Inc. is acting as representative, have severally agreed to purchase, and we and the selling stockholder have agreed to sell to them, severally, the number of shares of common stock indicated below:

Underwriter	Number of Shares

A.G. Edwards & Sons, Inc.
Jefferies & Company, Inc.
Piper Jaffray & Co.
Harris Nesbitt Corp.
Total

      The underwriting agreement provides that the obligations of the several underwriters to pay for and accept delivery of the shares of common stock offered hereby are subject to the approval of certain legal matters by their counsel and to certain other conditions. The underwriters are severally obligated to take and pay for all shares of common stock offered hereby (other than those covered by the underwriters’ over-allotment option described below) if any such shares are taken.
      The underwriters initially propose to offer the shares directly to the public at the public offering price set forth on the cover page of this prospectus and to certain dealers at a price that represents a concession not in excess of $           per share below the public offering price. Any underwriters may allow, and such dealers may re-allow, a concession not in excess of $           per share to other underwriters or to certain dealers. After the initial offering of the shares, the offering price and other selling terms may from time to time be varied by the representative.
      We have granted to the underwriters an option, exercisable for 30 days from the date of this prospectus, to purchase up to an aggregate of                     additional shares of common stock at the public offering price set forth on the cover page hereof, less underwriting discounts and commissions. In addition, the selling stockholder has granted to the underwriters an option, on similar terms, to purchase up to                     additional shares of common stock. The underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the shares of common stock offered hereby. To the extent such option is exercised, each underwriter will become obligated, subject to certain conditions, to purchase approximately the same percentage of such additional shares of common stock as the number set forth next to such underwriter’s name in the preceding table bears to the total number of shares set forth next to the names of all underwriters in the preceding table.
      We, our executive officers, our directors and the selling stockholder have agreed, subject to certain exceptions, not to issue, sell, offer to sell, contract or agree to sell, hypothecate, pledge, transfer, grant any option to purchase, establish an open put equivalent position or otherwise dispose of or agree to dispose of directly or indirectly, any shares of our common stock, or any securities convertible into or exercisable or exchangeable for any shares of our common stock or any right to acquire shares of our common stock, for a period of 180 days from the effective date of this prospectus, subject to certain exceptions. The representative, at any time and without notice, may release all or any portion of the common stock subject to the foregoing lock-up agreements.
      At our request, the underwriters have reserved                      shares of our common stock for sale in a directed share program to our directors, officers and employees, and other persons associated with us. We expect these persons to purchase no more than      % of the common stock offered in this offering. Any reserved shares that are not purchased may be reallocated to other persons for whom such shares are reserved, or sold to the general public. The number of shares available for sale to the general public will be reduced to the extent persons purchase these reserved shares.

      Prior to the offering, there has been no public market for our common stock. The initial public offering price was determined by negotiation between us, the underwriters and Compass Group Investments, Inc. The principal factors considered in determining the public offering price include the following:

•	the information set forth in this prospectus and otherwise available to the underwriters,

•	market conditions for initial public offerings,

•	the history and the prospects for the industry in which we compete,

•	an assessment of the ability of our management,

•	our prospects for future earnings,

•	the present state of our development and our current financial condition,

•	the general condition of the securities markets at the time of this offering, and

•	the recent market prices of, and demand for, publicly traded common stock of generally comparable entities.
      The following table provides information regarding the per share and total underwriting discounts and commissions that we and the selling stockholder are to pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase up to an additional shares from us.

		Total without	Total with
		Exercise of	Exercise of
	Per Share	Over-Allotment	Over-Allotment

Underwriting Discounts and Commissions Payable by us	$	$	$
Underwriting Discounts and Commissions Payable by selling stockholder	$	$	$
      As described in the underwriting agreement, we have agreed to reimburse the underwriters for certain out-of-pocket expenses in connection with this offering. We will also pay an additional fee equal to 0.5% of the gross proceeds we receive in the offering (including any exercise of the underwriters’ over-allotment option) to A.G. Edwards & Sons, Inc. for advisory services in connection with the evaluation, analysis and structuring of our formation as a business development company. The selling stockholder will also pay an additional fee of           % of the gross proceeds it receives in the offering (including the exercise of the underwriters’ over-allotment option) to A.G. Edwards & Sons, Inc. for such advisory services. We estimate that the total expenses of the offering, excluding the underwriting discounts and commissions but including the 0.5% advisory fee, will be approximately $          , of which we will pay $          and the selling stockholder shall pay $          .
      We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.
      We have applied for approval for quotation of our common stock on the Nasdaq National Market under the symbol “PCAP.”
      In connection with this offering, the underwriters may purchase and sell shares of our common stock in the open market. These transactions may include over-allotment, syndicate covering transactions and stabilizing transactions. An over-allotment involves syndicate sales of shares in excess of the number of shares to be purchased by the underwriters in the offering, which creates a syndicate short position. Syndicate covering transactions involve purchases of shares in the open market after the distribution has been completed in order to cover syndicate short positions.

      Stabilizing transactions consist of some bids or purchases of shares of our common stock made for the purpose of preventing or slowing a decline in the market price of the shares while the offering is in progress.
      In addition, the underwriters may impose penalty bids, under which they may reclaim the selling concession from a syndicate member when the shares of our common stock originally sold by that syndicate member are purchased in a stabilizing transaction or syndicate covering transaction to cover syndicate short positions.
      Similar to other purchase transactions, these activities may have the effect of raising or maintaining the market price of the common stock or preventing or slowing a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. Except for the sale of shares of our common stock in this offering, the underwriters may carry out these transactions on the Nasdaq National Market, in the over-the-counter market or otherwise.
      Neither we nor the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the shares. In addition, neither we nor the underwriters make any representation that the underwriters will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.
      The underwriters and/or their affiliates from time to time provide and may in the future provide investment banking, commercial banking and financial advisory services to us, for which they have received and may receive customary compensation.
      The address of A.G. Edwards & Sons, Inc. is One North Jefferson, St. Louis, MO 63103. The address of Jefferies & Company, Inc. is 520 Madison Avenue, 12th Floor, New York, NY 10022. The address of Piper Jaffray & Co. is 800 Nicollet Mall, Minneapolis, MN 55402. The address of Harris Nesbitt Corp. is 3 Times Square, New York, NY 10036.

LEGAL MATTERS
      Certain legal matters regarding the shares of common stock offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C., and certain legal matters in connection with this offering will be passed upon for the underwriters by Sidley Austin Brown & Wood LLP, New York, NY.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
      The combined financial statements as of December 31, 2004 and 2003, and certain schedules have been included herein in reliance upon the report of Grant Thornton LLP, an independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.
AVAILABLE INFORMATION
      We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.
      Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

PATRIOT CAPITAL FUNDING, INC. COMBINED FINANCIAL STATEMENTS

PATRIOT CAPITAL FUNDING, INC.
Combined Balance Sheets

	December 31,

	2004	2003

ASSETS
Investments at fair value:
Investments in debt securities (cost of $68,051,712 - 2004, $29,532,929 - 2003)	$67,245,923	$29,532,929
Investments in equity securities (cost of $502,060 - 2004, $409,932 - 2003)	431,828	409,932
Unearned income	(2,073,921)	(1,255,030)

Total investments	65,603,830	28,687,831
Cash and cash equivalents	2,491,477	1,245,981
Restricted cash	3,000,000	5,000,000
Interest receivable	615,243	49,562
Other assets	328,313	133,624

TOTAL ASSETS	$72,038,863	$35,116,998

LIABILITIES AND STOCKHOLDERS’ EQUITY
LIABILITIES
Borrowings	$41,645,458	$7,800,000
Notes payable	1,000,000	1,600,000
Interest payable	283,096	201,331
Management fee payable	916,666	416,666
Accounts payable and accrued expenses	881,725	567,877

TOTAL LIABILITIES	44,726,945	10,585,874

STOCKHOLDERS’ EQUITY
Common stock	2	2
Paid-in capital	30,099,998	27,049,998
Accumulated deficit	(2,788,082)	(2,518,876)

TOTAL STOCKHOLDERS’ EQUITY	27,311,918	24,531,124

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$72,038,863	$35,116,998

See Notes to Combined Financial Statements.

PATRIOT CAPITAL FUNDING, INC.
Combined Statements of Operations

	Year Ended December 31,		From Inception,
			November 4, 2002, to
	2004	2003	December 31, 2002

INVESTMENT INCOME
Interest income	$4,616,665	$253,755	$—
Fees	241,870	5,274	—

Total Investment Income	4,858,535	259,029	—

EXPENSES
Salaries and benefits	1,326,576	835,600	38,354
Consulting fees	1,000,000	916,666	—
Interest	1,489,198	201,331	—
Professional fees	192,938	290,822	321,305
General and administrative	243,008	164,032	9,795

Total Expenses	4,251,720	2,408,451	369,454

Net Investment Income (Loss)	606,815	(2,149,422)	(369,454)
NET UNREALIZED DEPRECIATION ON INVESTMENTS	(876,021)	—	—

NET LOSS	$(269,206)	$(2,149,422)	$(369,454)

See Notes to Combined Financial Statements.

PATRIOT CAPITAL FUNDING, INC.
Combined Statements of Cash Flows

	Year Ended December 31,		From Inception,
			November 4, 2002, to
	2004	2003	December 31, 2002

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(269,206)	$(2,149,422)	$(369,454)
Adjustments to reconcile net loss to net cash provided by (used for) operating activities:
Depreciation	21,343	15,960	—
Change in interest receivable	(565,681)	(49,562)	—
Change in unrealized depreciation	876,021	—	—
Increase in payment-in-kind interest	(694,158)	(32,929)	—
Increase in unearned income	726,763	845,098	—
Change in interest payable	81,765	201,331	—
Change in management fee payable	500,000	416,666	—
Change in other assets	(200,129)	62,600	(204,800)
Change in accounts payable and accrued expenses	313,848	40,141	527,736

Net cash provided by (used for) operating activities	790,566	(650,117)	(46,518)

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of investments	(42,850,000)	(29,500,000)	—
Principal repayments on investments	3,025,375	—	—
Proceeds from investment sales	2,000,000	—	—
Purchase of furniture and equipment	(15,903)	(7,384)	—

Net cash used for investing activities	(37,840,528)	(29,507,384)	—

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings	38,259,092	9,300,000	100,000
Repayments on borrowings	(5,013,634)	—	—
Decrease (increase) in restricted cash	2,000,000	(5,000,000)	—
Proceeds from issuance of equity	3,050,000	26,950,000	100,000

Net cash provided by financing activities	38,295,458	31,250,000	200,000

NET INCREASE IN CASH AND CASH EQUIVALENTS	1,245,496	1,092,499	153,482
CASH AND CASH EQUIVALENTS AT:
BEGINNING OF PERIOD	1,245,981	153,482	—

END OF PERIOD	$2,491,477	$1,245,981	$153,482

Supplemental information:
Interest paid	$1,407,433	$—	$—

See Notes to Combined Financial Statements.

PATRIOT CAPITAL FUNDING, INC.
Combined Statements of Stockholders’ Equity

				Total
	Common	Paid-in		Stockholders’
	Stock	Capital	Net Loss	Equity

November 4, 2002	$—	$—	$—	$—
Capital contributions, December 2002	2	99,998	—	100,000
Net loss	—	—	(369,454)	(369,454)

Balance, December 31, 2002	2	99,998	(369,454)	(269,454)
Capital contributions	—	26,950,000	—	26,950,000
Net loss	—	—	(2,149,422)	(2,149,422)

Balance, December 31, 2003	2	27,049,998	(2,518,876)	24,531,124
Capital contributions	—	3,050,000	—	3,050,000
Net loss	—	—	(269,206)	(269,206)

Balance, December 31, 2004	$2	$30,099,998	$(2,788,082)	$27,311,918

See Notes to Combined Financial Statements.

PATRIOT CAPITAL FUNDING, INC.
Combined Schedule of Investments
December 31, 2004

Company(1)	Industry	Investment	Cost	Fair Value(3)

Agent Media Corporation	Publisher of Insurance	Senior Secured Term Loan A	$1,875,000	$1,875,000
	Industry Periodicals	Senior Secured Term Loan B(2)	2,025,608	2,025,608
		Common Stock Warrants, Less than 5% of Co.(4)	31,000	25,700

Allied Defense Group, Inc.	Diversified Defense Company	Senior Secured Acquisition Line of Credit	2,000,000	2,000,000
		Common Stock Warrants, Less than 5% of Co.(4)	56,128	56,128

Copperhead Chemical	Manufacturer of	Senior Subordinated Debt(2)	4,517,482	4,517,482
Company, Inc.	Bulk Pharmaceuticals

Dover Saddlery, Inc.	Equestrian Products	Senior Subordinated Debt(2)	3,681,328	3,681,328
	Catalog Retailer

Encore Legal Solutions, Inc.	Legal Document	Junior Secured Term Loan A	5,560,000	5,560,000
	Management Services	Junior Secured Term Loan B	7,014,625	7,014,625
		Senior Subordinated Debt(2)	4,799,073	4,799,073
		Common Stock Warrants, Less than 5% of Co.(4)	350,000	350,000

Interstate Highway Sign	Manufacturer of	Senior Secured Term Loan	2,260,000	2,260,000
Corporation	Highway and	Senior Subordinated Debt(2)	5,605,789	4,800,000
	Roadway Signs	Common Stock Warrants, Less than 5% of Co.(4)	59,932	—

L.A. Spas, Inc.	Manufacturer of Above	Senior Subordinated Debt(2)	6,540,507	6,540,507
	Ground Spas	Common Stock Warrants, Less than 5% of Co.(4)	5,000	—

Prince Mineral Company,	Manufacturer of	Junior Secured Term Loan	3,600,000	3,600,000
Inc.	Pigments	Senior Subordinated Debt(2)	4,965,500	4,965,500

R-O-M Corporation	Manufacturer of Doors,	Senior Secured Term Loan A	3,400,000	3,400,000
	Ramps and Bulk	Senior Secured Term Loan B	3,400,000	3,400,000
	Heads for Fire Trucks	Senior Subordinated Debt(2)	6,806,800	6,806,800
	and Food Transportation

Total Investments			68,553,772	67,677,751
Unearned Income			(2,073,921)	(2,073,921)

Total Investments Net of Unearned Income			$66,479,851	$65,603,830

(1)	The Company does not “control,” and are not an “Affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if the Company owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if the Company owned 5% or more of its voting securities.
(2)	Amount includes payment-in-kind (PIK) interest. Refer to Note 2, “Summary of Significant Accounting Policies”.
(3)	Fair value is determined in good faith by the Company’s board of directors.
(4)	Non-income producing.
See Notes to Combined Financial Statements.

PATRIOT CAPITAL FUNDING, INC.
Combined Schedule of Investments
December 31, 2003

Company(1)	Industry	Investment	Cost	Fair Value(3)

Dover Saddlery, Inc.	Equestrian Products	Senior Subordinated Debt(2)	$3,509,698	$3,509,698
	Catalog Retailer

Encore Legal Solutions, Inc.	Legal Document	Junior Secured Term Loan A	5,285,000	5,285,000
	Management Services	Junior Secured Term Loan B	5,075,000	5,075,000
		Senior Subordinated Debt(2)	4,655,467	4,655,467
		Common Stock Warrants, Less than 5% of Co.(4)	350,000	350,000

Interstate Highway Sign	Manufacturer of	Revolving Line of Credit	1,000,000	1,000,000
Corporation	Highway and	Senior Secured Term Loan	4,625,000	4,625,000
	Roadway Signs	Senior Subordinated Debt(2)	5,382,764	5,382,764
		Common Stock Warrants, Less than 5% of Co.(4)	59,932	59,932

Total Investments			29,942,861	29,942,861
Unearned Income			(1,255,030)	(1,255,030)

Total Investments Net of Unearned Income			$28,687,831	$28,687,831

(1)	The Company does not “control,” and are not an “affiliate” of, any of our portfolio companies, each as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

(2)	Amount includes payment-in-kind (PIK) interest. Refer to Note 2 “Summary of Significant Accounting Policies”.

(3)	Fair value is determined in good faith by the Company’s board of directors.

(4)	Non-income producing.
See Notes to Combined Financial Statements.

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements

Note 1.	Organization
      The financial statements of Patriot Capital Funding, Inc. (the “Company”) are presented by combining the operations of Wilton Funding, LLC (“Wilton”) and Patriot Capital Funding, Inc. (“Patriot,” and together with Wilton, the “Company”).
      Wilton was created under the Limited Liability Company Act of the State of Delaware on February 11, 2003 as a specialty finance company. Wilton operates as a single member LLC, and is therefore disregarded as a taxable entity. Wilton’s sole member is Wilton Funding Holdings, LLC, also formed under the Limited Liability Company Act of the State of Delaware. Wilton has invested in debt instruments and warrants of privately held companies organized in the United States of America. Patriot Capital Funding, Inc. originates, arranges and services the investments made by Wilton. All loans originated and serviced by Patriot have been funded by Wilton and all investments made by Wilton have been originated and serviced by Patriot. Patriot was formed under the General Corporation Law of the State of Delaware on November 4, 2002.
      The Company anticipates electing to be treated as a Business Development Company (“BDC”) under the Investment Company Act of 1940, as amended. In addition, the Company anticipates electing to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended (the “Code”). The Company’s investment objectives are to achieve current income and capital gains principally by investing in debt and, to a lesser extent, equity securities of established private businesses. The financial results of the Company’s portfolio investments are not consolidated in the Company’s financial statements.

Note 2.	Summary of Significant Accounting Policies

Basis of Presentation
      The accompanying combined financial statements include the accounts of Patriot and Wilton. All significant intercompany balances and transactions have been eliminated.

Use of Estimates
      The combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America that require management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Cash and Cash Equivalents
      Cash and cash equivalents consist of demand deposits and highly liquid investments with original maturities of three months or less. Cash and cash equivalents are carried at cost which approximates fair value.

Restricted Cash
      Restricted cash consists of cash held in an investment pre-funding account, pursuant to the Company’s agreement with its lender (see Note 3), for the benefit of portfolio companies who have not utilized their full line of credit.

Concentration of Credit Risk
      The Company places its cash and cash equivalents with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)

Investment Valuation
      The Company’s process for determining the fair value of the investments begins with determining the enterprise value of the portfolio company. There is no one methodology to determine enterprise value and, in fact, for any one portfolio company, enterprise value is best expressed as a range of fair values, from which the Company derives a single estimate of enterprise value.
      To determine the enterprise value of a portfolio company, the Company analyzes the historical and projected financial results. The Company generally requires portfolio companies to provide annual audited and quarterly and monthly unaudited financial statements, as well as annual projections for the upcoming fiscal year. Typically in the private equity business, companies are bought and sold based on multiples of EBITDA, cash flow, net income, revenues or, in limited instances, book value. The private equity industry uses financial measures such as EBITDA in order to assess a portfolio company’s financial performance and to value a portfolio company. When using EBITDA to determine enterprise value, the Company may adjust EBITDA for non-recurring items. Such adjustments are intended to normalize EBITDA to reflect the portfolio company’s earnings power. Adjustments to EBITDA may include compensation to previous owners, acquisition, recapitalization, or restructuring related items or one-time non-recurring income or expense items.
      In determining a multiple to use for valuation purposes, the Company looks to private merger and acquisition statistics, discounted public trading multiples or industry practices. In estimating a reasonable multiple, the Company considers not only the fact that our portfolio company may be a private company relative to a peer group of public comparables, but the Company also considers the size and scope of its portfolio companies and its specific strengths and weaknesses. In some cases, the best valuation methodology may be a discounted cash flow analysis based on future projections. If a portfolio company is distressed, a liquidation analysis may provide the best indication of enterprise value.
      If there is adequate enterprise value to support the repayment of the debt, the fair value of the loan or debt security normally corresponds to cost plus amortized original issue discount unless the borrower’s condition or other factors lead to a determination of fair value at a different amount. The fair value of equity interests in portfolio companies is determined based on various factors, including the enterprise value remaining for equity holders after the repayment of the portfolio company’s debt and other preference capital, and other pertinent factors such as recent offers to purchase a portfolio company, recent transactions involving the purchase or sale of the portfolio company’s equity securities, or other liquidation events. The determined fair values of equity securities are generally discounted to account for restrictions on resale and minority ownership positions.
      The Company’s board of directors determined the fair value of the investments at December 31, 2004 and December 31, 2003. The Company received valuation assistance from an independent valuation firm, Duff & Phelps, LLC, on the entire investment portfolio at December 31, 2004.

Property and Equipment
      Property and equipment are carried at cost and is depreciated using the straight-line method over the estimated useful lives of the related assets up to three years.

Debt Issuance Costs
      Debt issuance costs represent fees and other direct incremental costs incurred in connection with the Company’s borrowings. These amounts are amortized into the statement of operations ratably over the contractual term of the borrowing. At December 31, 2004 and 2003, unamortized debt issuance costs were $111,917 and $127,717, respectively, and included in other assets in the accompanying balance sheets. Amortization expense was $15,800 and $14,483 for 2004 and 2003, respectively.

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)

Interest Income Recognition
      Interest income is recorded on an accrual basis to the extent that such amounts are expected to be collected. When a loan becomes 90 days or more past due, or if the Company otherwise does not expect the debtor to be able to service its debt on other obligations, the Company will place the loan on non-accrual status and cease recognizing interest income on that loan until all the principal has been paid. Investment origination fees are deferred and amortized as adjustments to the related yield over the contractual life of the investment. The Company had $2,073,921 and $1,255,030 of unearned income as of December 31, 2004 and 2003, respectively.
      In certain investment arrangements, the Company may also receive warrants or other equity interests in connection with a debt investment. The Company records the financial instruments received at estimated fair value as determined by the Board of Directors. Fair values are determined using various valuation models which estimate the underlying value of the associated entity. These models are then applied to the Company’s ownership share considering any discounts for transfer restrictions or other terms which impact the value. Changes in the fair value of these financial instruments are recorded through our statement of operations in unrealized appreciation (depreciation) on investments. At the time the investment is made, any associated warrants or other equity instruments are recorded based upon the purchase price allocation, if any, as set forth in the investment agreement together with a corresponding discount. The resulting discount, if any, on the investment from recordation of warrant or other equity instruments is accreted into interest income over the term of the investment.

Fee Income Recognition
      The Company receives a variety of fees in the ordinary course of conducting its business, including Advisory Fees, Loan Fees, Arrangement Fees, Amendment Fees, Unused Fees, Draw Fees, Annual Administrative Fees, Anniversary Fees, and Prepayment Fees (collectively, the “Fees”). In a limited number of cases, the Company may also receive a non-refundable deposit earned upon the termination of a transaction. The Company recognizes Fees in accordance with the Statement of Financial Accounting Standards No. 91, “Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases,” (“FAS No. 91”). SFAS No. 91 requires that the Company recognize fees using the interest method.
      The Company accounts for its Fees in accordance with Emerging Issues Task Force Issue 00-21, “Revenue Arrangements with Multiple Deliverables” (“EITF 00-21”). EITF 00-21 addresses revenue arrangements with multiple deliverables and states that the total consideration received for the arrangement be allocated to each unit based upon each unit’s relative fair value. In determining the fair value of various fees it receives, the Company will first rely on data compiled through its investment and syndication activities and secondly on independent third party data. Fees for which fair value cannot be reasonably ascertained, will be recognized using the interest method over the anticipated life of the related investment. During the year ended December 31, 2004, the Company recognized $241,870 of fee income consisting of arrangement fees, annual administrative fees and unused fees. During the year ended December 31, 2003, the Company recognized $5,274 of fee income consisting of annual administrative fees and unused fees.

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)
      Unearned income activity for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003

Beginning unearned income balance	$1,255,030	$—
Fees received	1,175,483	864,925
Warrants received	92,128	409,932
Unearned income recognized	(448,720)	(19,827)

Ending unearned income balance	$2,073,921	$1,255,030

Payment-in-Kind Interest
      The Company has investments in its portfolio which contain a payment-in-kind (“PIK”) interest provision. The PIK interest, computed at the contractual rate specified in each investment agreement, is added to the principal balance of the investment and recorded as income. For the years ended December 31, 2004 and 2003, the Company recorded PIK interest income of $694,158 and $32,929, respectively. The Company did not record any PIK interest income for the period from inception (November 4, 2002) through December 31, 2002.
      PIK-related activity for the years ended December 31, 2004 and 2003 was as follows:

	2004	2003

Beginning of period loan balance	$32,929	$—
PIK interest earned during the period	694,158	32,929

Ending PIK loan balance	$727,087	$32,929

      To qualify for the federal income tax benefits applicable to RIC’s (see Accounting Policy Note on Federal Income Taxes), this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash relating to such income.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Investments
      Realized gain or loss is recorded at the disposition of an investment and is the difference between the net proceeds from the sale and the cost basis of the investment using the specific identification method. Unrealized appreciation or depreciation reflects the difference between the valuation of the investments and the cost basis of the investments.

Stock Options
      The Company does not have a stock option plan.

Management Fees
      The Company currently pays consulting fees to two related parties which provide financial and management consulting services. At December 31, 2004 and 2003, the Company owed $916,666 and $416,666, respectively, in consulting fees. These consulting arrangements will be terminated prior to the Company’s election to be regulated as a BDC.

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)

Federal Income Taxes
      Since Wilton’s formation, it has been disregarded as a separate entity for federal, state and local income tax purposes. As a result, all items of income, expense, gain and loss are passed through to, and generally reportable on the tax returns of, its sole member.
      As a Subchapter C Corporation under the Internal Revenue Code (“Code”), Patriot accounts for income taxes using the asset and liability method, under which deferred income taxes are provided for the temporary differences between the financial reporting basis and the tax basis of the assets and liabilities.
      The Company intends to qualify for treatment as a RIC under Subchapter M of the Code. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify as a RIC, the Company will be required to, among other things, distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code. Upon the effectiveness of the Company’s election to be regulated as a RIC under the Code, all retained earnings, if any, are required to be distributed upon election.

Dividends
      The Company has not paid any dividends.

Recent Accounting Pronouncements
      In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment” (SFAS No. 123R), which replaces SFAS No. 123 and supersedes APB Opinion No. 25. SFAS No. 123R requires all share-based payments to employees, including grants of employee stock options, to be recognized in the financial statements based on their fair values beginning with the first interim period after December 31, 2005, with early adoption encouraged. The pro forma disclosures previously permitted under SFAS No. 123 no longer will be an alternative to financial statement recognition. The Company is required to adopt SFAS No. 123R in the first quarter of 2006. Under SFAS No. 123R, the Company must determine the appropriate fair value model to be used for valuing share-based payments, the amortization method for compensation cost.

Note 3.	Borrowings
      In February 2003, Wilton entered into a $120.0 million line of credit with a lender (“Financing Agreement”) which had an original draw period through February 11, 2005, and had an original maturity date of February 11, 2012. The Financing Agreement also had an option to extend both the draw period and maturity date by one year. Effective June 1, 2004, the Financing Agreement was amended to reduce the interest rate on outstanding borrowings from a fixed rate of 11.75% per annum to a fixed rate of 10.0% per annum. The Financing Agreement contains customary terms and conditions, including, without limitation, affirmative and negative covenants such as information reporting, minimum required equity and minimum performance benchmarks. The Financing Agreement also contains customary events of default with customary cure and notice, including, without limitation, breach of covenants, cross-default to other indebtedness, bankruptcy, change of control, change of management and material adverse change. Additionally, all draws are at the discretion of the lender. At December 31, 2004, the Company was in compliance with all covenants of the Financing Agreement. As of December 31, 2004 and 2003, there was $41.6 million and $7.8 million outstanding under the Financing Agreement, respectively. Under the terms of the amended Financing Agreement, if the Company elects to prepay its outstanding obligation, the following prepayment penalties would become due: prepayment during the first four years of the Financing Agreement, the Company is obligated to pay a prepayment penalty equal to the greater of 4% of the principal amount outstanding or $3.0 million; during years five and six, the greater of 2% of the principal

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)
amount outstanding or $1.0 million; and in years seven and eight, the prepayment penalty would be 1% of the outstanding principal amount of the loan. Subsequent to December 31, 2004, the Company invoked its right to extend the draw period and maturity date by one year. The draw period now expires on February 11, 2006 and the Financing Agreement matures on February 11, 2013.

Note 4.	Common Stock
      Wilton’s sole member is Wilton Funding Holdings, LLC. All of the outstanding shares of common stock of Patriot Capital Funding, Inc. are owned by Patriot Partners, LP. At December 31, 2004, 200 shares were authorized and outstanding.

Note 5.	Commitments and Contingencies
      The balance of unused commitments to extend credit was $19.0 million and $5.0 million at December 31, 2004 and 2003, respectively. Commitments to extend credit consist principally of the unused portions of commitments that obligate the Company to extend credit, such as investment draws, revolving credit arrangements or similar transactions. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee by the counterparty. Since commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements.

Note 6.	Concentrations of Credit Risk
      The Company’s customers are primarily small- to medium sized companies in a variety of industries.
      At December 31, 2004, the Company’s two largest investments (as a percentage of commitments) represented approximately 41% of the total investment portfolio. Investment revenue, consisting of interest, fees, and recognition of gains on equity interests, can fluctuate dramatically upon repayment of an investment or sale of an equity interest. Revenue recognition in any given year can be highly concentrated among several customers. During the year ended December 31, 2004, investment revenue from 3 customers accounted for 35.5%, 27.7% and 14.0% of total investment revenues and for the year ended December 31, 2003, investment revenue from 3 customers accounted for 64.4%, 19.5% and 14.4%.

Note 7.	Employee Benefit Plans
      The Company adopted a 401(k) plan (“Plan”) effective January 1, 2003. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum. Employees are eligible to participate in the Plan upon completion of one year of service. On an annual basis, the Company makes a contribution equal to 4% (1% of which is discretionary) to each eligible employee’s account, up to the Internal Revenue Service annual maximum. For the years ended December 31, 2004 and 2003, the Company recorded $18,680 and $12,708, respectively, for employer contributions to the Plan.

Note 8.	Related Party Transactions
      At December 31, 2004 and 2003, the Company owed $1.0 million and $1.6 million, respectively, to an affiliated company. At December 31, 2004, the $1.0 million outstanding debt was comprised of a $400,000 demand note, with interest at 13.75%, and a $600,000 revolving credit facility with interest at 11.0%. The revolving credit facility and the demand note have no stated maturity.
      The Company currently pays consulting fees to two related parties. On February 11, 2003, the Company incurred an initial consulting fee of $1.0 million, of which $500,000 was paid in cash. Beginning on the first anniversary, February 11, 2004, and each quarter thereafter, the Company was charged a

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)
consulting fee of $250,000 per quarter. At December 31, 2004, $958,333 of such fees were payable. As previously stated, the Company anticipates electing to be treated as a BDC under the Investment Company Act of 1940. As a result, these consulting arrangements will be terminated prior to the Company’s election to be regulated as a BDC.

Note 9.	Income Taxes
      Wilton is disregarded as a separate entity for federal, state and local income tax purposes. As a result, all items of income, expense, gain and loss are passed through and generally reportable on the tax returns of Wilton’s sole member. As a Subchapter C Corporation under the Internal Revenue Code, Patriot accounts for its income taxes following the asset and liability method in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 109, “Accounting for Income Taxes.” Under such method, deferred tax assets and liabilities are recognized for future tax consequences attributable to the differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases.
      During the years ended December 31, 2004, 2003 and 2002, the Company recorded losses from operations. As a result, the Company paid no federal or state income taxes during the three years ended December 31, 2004. At December 31, 2004, the Company had a federal net operating loss carryforward (“NOL”) of approximately $207,000, expiring on December 31, 2020. The NOL may also be available for state tax purposes, but may be available in a lesser amount and for a shorter period of time. A deferred tax asset totaling approximately $1,032,000 and $878,000 at December 31, 2004 and 2003, respectively, calculated by enacted federal and state rates to temporary differences, is available to the Company. A full valuation reserve has been established for the deferred tax asset since, upon the planned election to be taxed as a regulated investment company under the Internal Revenue Code, any portion of the temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes that have not been utilized is anticipated to be substantially or completely eliminated.
      Significant components of deferred tax assets and liabilities are as follows:

	2004	2003

Deferred revenues	$683,000	$353,000
Organization costs	138,000	194,000
Non-deductible interest	6,000	62,000
Accrued expenses and other	119,000	17,000
Net operating loss	86,000	252,000

Total deferred tax assets	1,032,000	878,000
Valuation allowance	(1,032,000)	(878,000)

Total	$—	$—

      The components of income tax expense are as follows:

	2004	2003	2002

Federal income taxes (34%)	$(72,000)	$(640,000)	$(126,000)
State income taxes (7.5%)	(16,000)	(141,000)	(27,000)
Effect of valuation allowance	88,000	781,000	153,000

Total income tax expense	$—	$—	$—

PATRIOT CAPITAL FUNDING, INC.
Notes to Combined Financial Statements — (Continued)

Note 10.	Selected Quarterly Data (Unaudited)
      The following table sets forth certain quarterly financial information for each of the fiscal quarters during the years ended December 31, 2004 and 2003. This information was derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

	Year Ended December 31, 2004

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31	September 30	June 30	March 31

Total Investment Income	$1,784,553	$1,197,839	$990,751	$885,392
Net Investment Income (Loss)	(59,621)	408,503	191,236	66,697
Net Unrealized Losses on Investments	(876,021)	—	—	—
Net Income (Loss)	(935,642)	408,503	191,236	66,697

	Year Ended December 31, 2003

	Quarter	Quarter	Quarter	Quarter
	Ended	Ended	Ended	Ended
	December 31	September 30	June 30	March 31

Total Investment Income	$258,322	$294	$246	$167
Net Investment Loss	(460,557)	(518,419)	(564,246)	(606,200)
Net Loss	(460,557)	(518,419)	(564,246)	(606,200)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Board of Directors of
     Patriot Capital Funding, Inc.
We have audited the combined balance sheets of Patriot Capital Funding, Inc. and Wilton Funding, LLC (collectively, the “Company”), including the combined schedule of investments, as of December 31, 2004 and December 31, 2003, and the related combined statements of operations, changes in stockholders’ equity, and cash flows for the years ended December 31, 2004 and December 31, 2003, and for the period from inception (November 4, 2002) through December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of Patriot Capital Funding, Inc. and Wilton Funding, LLC as of December 31, 2004 and December 31, 2003, and the results of their operations, and their cash flows for the years ended December 31, 2004 and December 31, 2003, and for the period from inception (November 4, 2002) through December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.
/s/ GRANT THORNTON LLP
April 19, 2005

      Until                     , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade our common stock, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.
                                    Shares
Patriot Capital Funding, Inc.
Common Stock

A.G. EDWARDS

JEFFERIES & COMPANY, INC.

PIPER JAFFRAY

HARRIS NESBITT

PART C
Other Information

Item 25.	Financial Statements And Exhibits
      (1) Financial Statements
      The financial statements of Patriot Capital Funding, Inc. (the “Registrant” or the “Company”) will be included in Part A of this Registration Statement.
      (2) Exhibits

(a)(1)	Certificate of Incorporation of the Registrant*

(a)(2)	Restated Certificate of Incorporation of the Registrant*

(b)(1)	Bylaws of the Registrant*

(b)(2)	Restated Bylaws of the Registrant*

(c)	Not Applicable

(d)	Form of Stock Certificate*

(e)	Dividend Reinvestment Plan*

(f)(1)	Credit Agreement between Wilton Funding, LLC and *

(f)(2)	Consent and First Amendment to Credit Agreement between Wilton Funding, LLC and *

(f)(3)	Second Amendment to Credit Agreement between Wilton Funding, LLC and *

(f)(4)	Revolving Credit Agreement between the Registrant and Patriot Partners, LP.*

(f)(5)	Promissory Note between the Registrant and Patriot Partners, LP

(g)	Not Applicable

(h)	Form of Underwriting Agreement*

(i)	Stock Option Plan*

(j)	Custodian Agreement between Registrant and *

(k)(1)	Brokerage and Servicing Agreement between the Registrant and Wilton Funding, LLC*

(k)(2)	Consulting Agreement between Registrant and Philan LLC*

(k)(3)	Consulting Agreement between Registrant and Kilgore Consulting CPM LLC*

(k)(4)	Employment Agreement between Registrant and Richard P. Buckanavage*

(k)(5)	Employment Agreement between Registrant and Timothy W. Hassler*

(k)(6)	Restated Employment Agreement between Registrant and Richard P. Buckanavage*

(k)(7)	Restated Employment Agreement between Registrant and Timothy W. Hassler*

(l)	Opinion and Consent of Sutherland Asbill & Brennan LLP*

(m)	Not Applicable

(n)(1)	Consent of Grant Thornton LLP, independent registered public accounting firm for Registrant

(n)(2)	Report of Grant Thornton LLP regarding “Senior Securities” table contained herein

(o)	Not Applicable

(p)	Not Applicable

(q)	Not Applicable

(r)	Code of Ethics*

*	To be filed by amendment.

Item 26.	Marketing Arrangements
      The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses Of Issuance And Distribution

SEC registration fee		$15,889.50
Nasdaq National Market listing fee		$5,000.00
NASD filing fee		$14,000.00
Accounting fees and expenses	$	*(1)
Legal fees and expenses	$	*(1)
Printing and engraving	$	*(1)
Miscellaneous fees and expenses	$	*(1)
Total	$	*(1)

*	To be filed by amendment.

(1)	These amounts are estimates.
      All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled By Or Under Common Control
      Immediately prior to this offering, Patriot Partners, LP, which is indirectly controlled by Compass Group Investments, Inc., will own 100% of the shares of common stock outstanding of the Registrant.
      See “Certain Relationships” in the prospectus contained herein.

Item 29.	Number Of Holders Of Securities
      The following table sets forth the number of record holders of the Registrant’s capital stock at May 11, 2005.

Number of
Title of Class	Record Holders

Common stock, $0.01 par value	1

Item 30.	Indemnification
      Section 145 of the Delaware General Corporation Law empowers a Delaware corporation to indemnify its officers and directors and specific other persons to the extent and under the circumstances set forth therein.
      Section 102(b)(7) of the Delaware General Corporation Law allows a Delaware corporation to eliminate the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liabilities arising (a) from any breach of the director’s duty of loyalty to the corporation or its stockholders; (b) from acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (c) under Section 174 of the Delaware General Corporation Law; or (d) from any transaction from which the director derived an improper personal benefit.
      Subject to the 1940 Act or any valid rule, regulation or order of the Securities and Exchange Commission thereunder, our restated certificate of incorporation, to be effective as of the date of the completion of the offering contemplated pursuant to this registration statement, will also provide that we will indemnify any person who was or is a party or is threatened to be made a party to any threatened action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that he is or was a director or officer of the Registrant, or is or was serving at the request of the Registrant as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, in accordance with provisions corresponding to Section 145 of the Delaware General Corporation Law. The 1940 Act provides that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct. In addition, our restated certificate of incorporation will provide that the indemnification described therein is not exclusive and shall not exclude any other rights to which the person seeking to be indemnified may be entitled under statute, any bylaw, agreement, vote of stockholders or directors who are not interested persons, or otherwise, both as to action in his official capacity and to his action in another capacity while holding such office.
      The above discussion of Section 145 of the Delaware General Corporation Law and the Registrant’s restated certificate of incorporation is not intended to be exhaustive and is respectively qualified in its entirety by such statute and the Registrant’s restated certificate of incorporation.
      As of the date of the completion of this offering, the Registrant will have obtained primary and excess insurance policies insuring our directors and officers against some liabilities they may incur in their capacity as directors and officers. Under such policies, the insurer, on the Registrant’s behalf, may also pay amounts for which the Registrant has granted indemnification to the directors or officers.
      The Registrant has agreed to indemnify the several underwriters against specific liabilities, including liabilities under the Securities Act of 1933.

Item 31.	Business And Other Connections Of Investment Adviser
      Not applicable.

Item 32.	Location Of Accounts And Records
      All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1) the Registrant, 61 Wilton Road, 2nd Floor, Westport, CT 06880;

(2) the Transfer Agent; and

(3) the Custodian.

Item 33.	Management Services
      Not Applicable.

Item 34.	Undertakings
      1. The Registrant hereby undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.
      2. The Registrant undertakes that:

(a) For the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Signatures
      Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westport, in the State of Connecticut, on the 11th day of May, 2005.

PATRIOT CAPITAL FUNDING, INC.

By:	/s/ Richard P. Buckanavage

Richard P. Buckanavage
Chief Executive Officer and Director
      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on May 11, 2005.

Signature	Title

/s/ Richard P. Buckanavage Richard P. Buckanavage	Chief Executive Officer and Director (principal executive officer)

/s/ William E. Alvarez, Jr. William E. Alvarez, Jr.	Executive Vice President and Chief Financial Officer (principal financial and accounting officer)

/s/ Alan B. Offenberg Alan B. Offenberg	Chairman of the Board of Directors

/s/ Timothy W. Hassler Timothy W. Hassler	Chief Operating Officer, Chief Compliance Officer and Director

Exhibit Index

(n)(1)	Consent of Grant Thornton LLP, independent registered public accounting firm for Registrant

(n)(2)	Report of Grant Thornton LLP regarding “Senior Securities” table